1933 Act File No.	33-3164
1940 Act File No.	811-4577

Form N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 159
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 152

FEDERATED INCOME SECURITIES TRUST

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant’s Telephone Number, including Area Code)

John W. McGonigle, Esquire

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
January 31, 2016
Share Class	Ticker
A	CAPAX
B	CAPBX
C	CAPCX
F	CAPFX
R	CAPRX
Institutional	CAPSX
The information contained herein relates to all classes of the Fund's Shares, as listed above, unless otherwise noted.
Federated Capital Income Fund

A Portfolio of Federated Income Securities Trust

A mutual fund seeking to achieve current income and long-term growth of income. Capital appreciation is a secondary objective. The Fund will seek to achieve its investment objectives by investing in both equity and fixed-income securities that have relatively high current income potential.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary Information
Federated Capital Income Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class B Shares (B), Class C Shares (C), Class F Shares (F), Class R Shares (R) and Institutional Shares (IS) of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000, or $1,000,000, in certain classes (e.g., A class and F class, respectively) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 19.
Shareholder Fees (fees paid directly from your investment)	A	B	C	F	R	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	1.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	None	0.75%	0.75%	0.00% [1]	0.50%	None
Other Expenses	0.46%	0.49%	0.45%	0.47%	0.29%	0.22%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.08%	1.86%	1.82%	1.09%	1.41%	0.84%
Fee Waivers and/or Expense Reimbursements[3]	(0.18)%	(0.20)%	(0.16)%	(0.18)%	(0.26)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%	1.66%	1.66%	0.91%	1.15%	0.65%
1	The Fund has adopted a Distribution (12b-1) Plan for its Class F Shares pursuant to which the F class of the Fund may incur or charge a distribution (12b-1) fee of up to a maximum of 0.05%. No such fee is currently incurred or charged by the F class of the Fund. The F class of the Fund will not incur or charge such a distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (“Trustees”).
2	Acquired Fund Fees and Expenses and Total Annual Fund Operating Expenses have been restated to reflect a decrease in Acquired Fund Fees and Expenses due to the disposal of a position in an Acquired Fund.
3	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, expenses allocated from affiliated partnerships, tax reclaim recovery expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, B, C, F, R and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.88%, 1.64%, 1.64%, 0.89%, 1.13% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$654	$875	$1,113	$1,795
Expenses assuming no redemption	$654	$875	$1,113	$1,795
1

Share Class	1 Year	3 Years	5 Years	10 Years
B:
Expenses assuming redemption	$739	$985	$1,206	$1,976
Expenses assuming no redemption	$189	$585	$1,006	$1,976
C:
Expenses assuming redemption	$285	$573	$985	$2,137
Expenses assuming no redemption	$185	$573	$985	$2,137
F:
Expenses assuming redemption	$310	$543	$795	$1,515
Expenses assuming no redemption	$210	$443	$695	$1,415
R:
Expenses assuming redemption	$144	$446	$771	$1,691
Expenses assuming no redemption	$144	$446	$771	$1,691
IS:
Expenses assuming redemption	$86	$268	$466	$1,037
Expenses assuming no redemption	$86	$268	$466	$1,037
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund pursues its investment objectives by investing in both equity and fixed-income securities that have relatively high current income potential. The Fund's investment adviser (“Adviser”) divides the Fund's portfolio between equity and fixed-income investments by first allocating an amount to fixed-income investments sufficient to achieve a minimum income consistent with the Fund's strategy of emphasizing relatively high current income potential. The Adviser then adjusts the initial allocation based on the Adviser's expectations for the performance and risk of the stocks and bonds in which the Fund invests. The Adviser's process for selecting equity investments attempts to identify mature, mid- to large-cap value companies and securities with high dividend yields that are likely to maintain and increase their dividends. The Adviser selects fixed-income investments that offer high current yields. The Adviser expects that these fixed-income investments will primarily be investment-grade debt issues, domestic noninvestment-grade debt securities (also known as “junk bonds” or “high-yield bonds”) and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. The Adviser continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to these categories of fixed-income investments, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles. The Adviser does not target an average maturity or duration for the Fund's portfolio and may invest in bonds of any maturity range. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.
Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.
When selecting investments for the Fund, the Fund can invest in securities directly or in other investment companies, including, for example, funds advised by the Adviser or its affiliates (an “Underlying Fund”). At times the Fund's investment in Underlying Funds may be a substantial portion of the Fund's portfolio. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s).
2

What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market.
■	Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund's portfolio, performance and Share price.
■	Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. In addition, large-cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund's portfolio, performance and Share price.
■	Risk Related to Investing for Value. The Fund generally uses a “value” style of investing, so that the Fund's Share price may lag that of other funds using a different investment style.
■	Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■	Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
■	Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market. Economic and financial conditions may from time to time, and for varying periods of time, cause volatility, illiquidity, shareholder redemptions, political and/or other potentially adverse effects in the financial markets. Among other investments, lower-grade bond returns are sensitive to changes in the economy.
■	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise.
■	Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
■	Risk of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■	Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■	Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economics.
■	Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
3

■	Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
■	Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchanged traded) that has the same investment objectives, strategies and policies.
■	Sector Risk. Sector risks is the possibility that a certain sector may underperform other sectors or the market as a whole.
■	Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
■	Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
4

Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 11.78% (quarter ended June 30, 2009). Its lowest quarterly return was (13.51)% (quarter ended December 31, 2008).
Average Annual Total Return Table
The Fund's R class commenced operations on June 25, 2013. The Fund's IS class commenced operations on March 30, 2012. For the period prior to the commencement of operations of the Fund's R class, the R class performance information shown below is the Fund's A class performance adjusted to reflect the expenses of the Fund's R class for each year for which the expenses of the Fund's R class would have exceeded the actual expenses paid by the Fund's A class. For the period prior to the commencement of operations of the IS class, the performance information shown below is for the A class. The performance of the A class has not been adjusted to reflect the expenses applicable to the IS class since the IS class has a lower expense ratio than the expense ratio of the A class. The performance shown in the table below also has been adjusted to reflect differences between the sales loads and charges imposed on the purchase and redemption of the Fund's A class, R class and IS class and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the R and IS classes.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class and after-tax returns for B, C, F, R and IS classes will differ from those shown for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
5

(For the Period Ended December 31, 2015)
	1 Year	5 Years	10 Years
A:
Return Before Taxes	-11.38%	3.58%	4.72%
Return After Taxes on Distributions	-13.34%	1.74%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares	-6.39%	2.23%	3.19%
B:
Return Before Taxes	-11.78%	3.64%	4.68%
C:
Return Before Taxes	-7.79%	3.96%	4.53%
F:
Return Before Taxes	-7.96%	4.55%	5.23%
R:
Return Before Taxes	-6.32%	4.56%	5.21%
IS:
Return Before Taxes	-5.94%	4.87%	5.37%
Standard and Poor's 500 Index[1] (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
Blended Index[2] (reflects no deduction for fees, expenses or taxes)	(0.94)%	7.76%	6.58%
Morningstar Conservative Allocation Funds Average[3]	(2.32)%	4.30%	4.15%
1	The Standard and Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2	The Blended Index is comprised of 40% Dow Jones U.S. Select Dividend Index/20% Barclays Emerging Markets USD Aggregate Index/20% Barclays U.S. Corporate High Yield 2% Issuer Capped Index/20% Barclays Mortgage-Backed Securities Index. The Dow Jones U.S. Select Dividend Index is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The Barclays Emerging Markets USD Aggregate Index tracks total returns for external-currency-denominated debt instruments of the emerging markets. The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The Barclays Mortgage-Backed Securities Index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Fund Management
The Fund's Investment Adviser is Federated Equity Management Company of Pennsylvania. The Fund's Sub-Adviser is Federated Investment Management Company.
John L. Nichol, Senior Portfolio Manager, has been the Fund's portfolio manager since December 2000.
Linda Bakhshian, Portfolio Manager, has been the Fund's portfolio manager since November 2009.
Jerome D. Conner, Portfolio Manager, has been the Fund's portfolio manager since April 2014.
Todd A. Abraham, Senior Portfolio Manager, has been the mortgage-backed affiliated fund's portfolio manager since August 1996.
Mark E. Durbiano, Senior Portfolio Manager, has been the high-yield affiliated fund's portfolio manager since August 1996.
Ihab Salib, Senior Portfolio Manager, has been the emerging markets affiliated fund's portfolio manager since May 2013.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
6

A, B, C & F Classes
The minimum investment amount for the Fund's A, B, C and F classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimun initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.
R Class
The minimum initial and subsequent investment amounts for Individual Retirement Account rollovers into the Fund's R class are generally $250 and $100, respectively. There is no minimum initial or subsequent amount for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund's IS class is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
What are the Fund's Investment Strategies?
While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the principal strategies and policies described in this Prospectus. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal strategies. The Fund pursues its investment objectives by investing in equity and fixed-income securities that have relatively high current income potential. The Fund's portfolio will normally be invested in both stocks and bonds. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.
The Adviser actively manages the Fund's portfolio by seeking to provide shareholders with higher current income and less volatility than would normally be available from a portfolio invested entirely in equities. The Fund seeks to provide, in a single portfolio, substantially all of the active management opportunities consistent with its investment objective in balancing income opportunities and risk across equity and fixed-income markets and sectors and in selecting securities within equity and fixed-income market sectors. When selecting investments for the Fund, the Adviser can invest directly in individual securities or may invest in other investment companies, including, for example, funds advised by the Adviser or its affiliates (an “Underlying Fund”). These Underlying Funds may include funds which are not available for general investment by the public. The investment companies in which the Fund invests are managed independently of the Fund and may incur additional expenses. At times the Fund's investment in an Underlying Fund may be a substantial portion of the Fund's portfolio
The performance of the Fund should be evaluated over longer periods of time. Even small differences in shorter time periods for comparison can have a substantial impact on returns. For example, the historical outperformance of value stocks over growth stocks, known as the value premium, occurs only over longer time periods. The Fund's fixed-income portfolio will be invested primarily to maximize income instead of total return.
The Adviser divides the Fund's portfolio between equity and fixed-income investments by first allocating an amount to fixed-income investments sufficient to achieve a minimum income consistent with the Fund's strategy of emphasizing relatively high current income potential. The Adviser then adjusts the initial allocation based on the Adviser's expectations for the performance and risk of the stocks and bonds in which the Fund invests while taking into consideration the Fund's strategy of emphasizing relatively high current income potential.
The Adviser's process for selecting equity investments attempts to identify mid- to large-cap value companies and securities with high dividend yields that are likely to maintain and increase their dividends. A security's dividend yield is high when it is higher than the current yield of the stock market. By investing in companies and securities with high dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase stocks that may significantly increase in price as the market recognizes the company's true value.
7

After identifying investment candidates through a screening process, the Adviser performs fundamental research and analysis to select securities. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises or with above average sales and strong cash flows that have efficient capital allocation processes.
The Adviser's process for selecting fixed-income investments begins by allocating the fixed-income portion of the Fund's portfolio among primarily the following categories of the fixed-income market: investment-grade debt issues; domestic noninvestment-grade debt securities; and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. Historically, these categories have both offered higher current yields than U.S. government securities and had a low correlation of returns. The the Adviser continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to each category, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles while using the low correlation of returns to reduce portfolio risk. The Adviser does not target an average maturity or duration for the Fund's portfolio and may invest in bonds of any maturity or duration.
The selection of individual fixed-income securities involves an approach that is specific to each category of securities and that relates, in part, to the risks inherent in the underlying sectors that comprise each category. These risks include credit risk, interest rate risk, currency risk and risks of foreign investing. The following are examples of the analyses used by the Adviser to select securities:
■	The Adviser employs a fundamental analysis to determine the best debt securities within specific credit quality constraints. For investments in corporate issuers, the Adviser analyzes the business, competitive position and general financial condition of the issuer to determine whether a security's credit risk is commensurate with its potential return. The Fund may also invest in U.S. government and mortgage-backed securities when it believes those securities offer better relative value than investment-grade corporate debt securities.
■	Noninvestment-grade debt issues (also known as “junk bonds” or “high-yield bonds”) have higher yields than investment-grade issues. The Adviser attempts to select high-yield bonds that offer superior potential returns for the default risks being assumed.
The Fund invests in both foreign government and foreign debt obligations, which may be denominated in either foreign currency or U.S. dollars. The issuers of these securities may be located in either emerging or developed markets. Investors in emerging market debt securities receive higher yields as compensation for assuming the higher credit risks of the issuers or other market risks of investing in emerging market countries. Historically, returns of emerging market debt securities have had low correlation with the returns of both lower-rated debt securities issued by corporations in the United States (high-yield bonds) and investment-grade securities of developed market countries. As a result, the Adviser believes that the addition of these securities to the portfolio may reduce portfolio risk and still provide the benefits of higher average portfolio returns over longer periods of time. There is no assurance that this relatively low correlation of returns will continue in the future. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■	increase or decrease the effective duration of the Fund portfolio;
■	obtain premiums from the sale of derivative contracts;
■	realize gains from trading a derivative contract; or
■	hedge against potential losses.
There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.
Portfolio Turnover
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.
Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.
8

What are the Fund's Principal Investments?
The following provides general information on the Fund's principal investments. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the Fund's principal investments.
Equity Securities
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.
The following describes the equity securities in which the Fund principally invests.
Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.
Real Estate Investment Trusts (REITs)
REITs are real estate investment trusts (including foreign REITs and REIT-like entities) that lease, operate and finance commercial real estate. REITs in the United States are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a U.S. REIT's ability to respond to changes in the commercial real estate market.
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following describes the fixed-income securities in which the Fund principally invests:
Treasury Securities (A Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
Government Securities (A Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
9

The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee protects against credit risk, it does not eliminate it entirely or reduce other risks.
Loan Instruments
The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Investments in certain loans have additional risks that result from the use of agents and other interposed financial institutions. Such loans are structured and administered by a financial institution (e.g., a commercial bank) that acts as the agent of the lending syndicate. The agent bank, which may or may not also be a lender, typically administers and enforces the loan on behalf of the lenders in the lending syndicate. In addition, an institution, typically but not always the agent bank, holds the collateral, if any, on behalf of the lenders. A financial institution's employment as an agent bank might be terminated for a number of reasons, for example, in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement likely would remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.
The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).
The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risk of investing in foreign securities, credit risk, liquidity risk, risk of noninvestment-grade securities, risk of emerging markets and leverage risk. (For purposes of the descriptions in this Prospectus of these various risks, references to “issuer” include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.
Corporate Debt Securities (A Fixed-Income Security)
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.
In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital-securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Mortgage-Backed Securities (A Fixed-Income Security)
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.
Mortgage-backed securities come in a variety of forms. The simplest forms of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other mortgage-backed securities may have more complicated financial structures.
10

Commercial Mortgage-Backed Securities (A Type of Mortgage-Backed Security)
Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Fund to interest rate, liquidity and credit risks.
Convertible Securities (A Fixed-Income Security)
Convertible securities are fixed-income securities or preferred stock that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Foreign Securities
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:
■	it is organized under the laws of, or has a principal office located in, another country;
■	the principal trading market for its securities is in another country; or
■	it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.
Foreign securities may be denominated in foreign currencies or in U.S. dollars. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.
ADRs and Domestically Traded Securities of Foreign Issuers (Types of Foreign Equity Securities)
American Depositary Receipts (ADRs), which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.
Foreign Government Securities (A Type of Foreign Fixed-Income Security)
Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.
11

Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC's regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps; the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund's ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “collateral”).
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.
12

Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps and credit default swaps.
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed, high-yield and emerging market securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund's ability to hedge may be
13

limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund's principal investments. Any additional risks associated with the Fund's non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the Fund's principal investments.
Stock Market Risk
The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.
Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. The price of a company's shares depends significantly on the information publicly available about the company. The restatement of a company's financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company's management. The Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.
Mid-Cap Company Risk
The Fund may invest in mid-capitalization (or “mid-cap”) companies. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile and they face greater risk of business failure, compared to larger, more established companies, which could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-cap companies.
Large-Cap Company Risk
The Fund may invest in large-capitalization (or “large-cap”) companies. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Larger, more established, companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be unable to respond quickly to new competitive challenges, like price competition, changes in consumer tastes or innovative products. These factors could result in the share price of larger companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund's portfolio, performance and Share price.
14

Risk Related to Investing for Value
Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
Counterparty Credit Risk
Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
Liquidity Risk
Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held.
Trading opportunities are more limited for CMOs that have complex terms or that are not widely held.
Also, if dealer capacity has not kept, or does not keep, pace with market growth, or if regulatory changes or other certain developments warrant, dealer inventories of securities (such as corporate bonds) may reach low levels and impact a dealer's ability to “make markets” (or buy or sell a security at a quoted bid and ask price). These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security or not sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. A significant reduction in dealer inventories or “market makers,” or other factors resulting in infrequent trading of securities, can lead to decreased liquidity and may also lead to an increase in their price volatility. These affects may be exacerbated during times of economic or political stress.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, also may increase liquidity risk due to the need of the Fund to sell portfolio securities and may negatively impact Fund performance.
Risk Associated with Noninvestment-Grade Securities
Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.
RISK RELATED TO THE ECONOMY
The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or the stock market based on negative developments in the U.S. and global economies. Economic, political and financial conditions may, from time to time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other factors which could negatively impact the Fund's performance. A general rise in interest rates, which could result from a change in government policies, has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities and may result in decreased liquidity and increased volatility in the fixed-income markets. Among other investments, lower-grade bonds are sensitive to changes in the economy.
INTEREST RATE RISK
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
15

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of maturities. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates. Certain of the Fund's investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).
Prepayment Risk
Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding mortgage-backed securities.
For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.
Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.
Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
RISK OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.
Since many loan instruments involve parties (for example, lenders, borrowers and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.
Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
RISK OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, the prices of such securities may be significantly more volatile than prices of securities in developed countries. Emerging market economies may also experience more severe down-turns (with corresponding currency devaluations) than developed economies.
Emerging market countries may have relatively unstable governments and may present the risks of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
16

Currency Risk
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. The Adviser and Sub-Adviser attempt to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.
Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund's investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund's Adviser and Sub-Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund's investment objective and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund's investments denominated in such country's or region's currency to additional risks.
eurozone Related risk
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund's investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified
17

level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.
Exchange-Traded Funds Risk
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
SECTOR RISK
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Leverage Risk
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
18

What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (“public offering price”). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund's current NAV and/or public offering price may be found at FederatedInvestors.com, via online news sources and in certain newspapers.
You can purchase, redeem or exchange Shares any day the NYSE is open.
When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (“Board”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment's fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.
19

Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.
The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.
SALES CHARGE INFORMATION
The following table summarizes the minimum investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]
A	$1,500/$100	5.50%	0.00%
B	$1,500/$100	None	5.50%
C	$1,500/$100	None	1.00%
F	$1,500/$100	1.00%	1.00%
1	The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus. Please see “By Systematic Investment Program” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.
To maximize your return and minimize the sales charges and marketing fees, purchases of the B class are generally limited to $100,000 and purchases of the C class are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in the A class. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on B Class and C Class” below. After the B class has been held for eight years from the date of purchase, they will automatically convert to the A class. This conversion is a non-taxable event.
2	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”
3	See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.
Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce or eliminate, the front-end sales charges imposed on purchases of the A class and F class. Among other ways, the A class and F class have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, the B class does not have front-end sales charges, but the deferred sales charges imposed on redemptions of the B class do not
20

vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after Shares have been held for six full years). Finally, the C class does not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to the C class are greater than those charged to the A class and F class and comparable to those charged to the B class.
You should also consider that the expense ratio for the A class will be lower than that for the B class or C class. Thus, the fact that no front-end charges are ever imposed on purchases of the B class and C class does not always make them preferable to the A class.
SALES CHARGE WHEN YOU PURCHASE
The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.
A:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%
1	A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction. CDSC exceptions may apply. See “Sales Charge When You Redeem.”

F:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%
REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS
Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above.
You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.
In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.
In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise
21

entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.
Contingent upon notification to the Transfer Agent, the sales charge at purchase of the A class and F class only, may be reduced or eliminated by:
Larger Purchases
■	Purchasing A class or F class Shares in greater quantities to reduce the applicable sales charge;
Concurrent and Accumulated Purchases
■	Combining concurrent purchases of and/or current investments in the A class, B class, C class, F class and R class of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the A class, B class, C class, F class and R class shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
Letter of Intent
■	Signing a letter of intent to purchase a qualifying amount of A class or F class Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
PURCHASE restrictions ON b class and c class
In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor's purchases of the B class are generally limited to $100,000 and an investor's purchases of the C class are generally limited to $1,000,000 (except for employer-sponsored retirement plans held in omnibus accounts with respect to C Shares). In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the respective maximum public offering price times the number of the A class, B class, C class, F class and R class of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to the A class. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.
If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.
ELIMINATING The SALES CHARGE
Your investment may qualify for a sales charge waiver. Sales charge waivers offered by the Fund are listed below. In order to receive a sales charge waiver, you must inform your financial intermediary or the Transfer Agent at the time of each purchase that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund's Transfer Agent. If you do not let your financial intermediary or the Transfer Agent know that your investment is eligible for a sales charge waiver at the time of purchase, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase or acquire Shares:
■	within 120 days of redeeming Shares of an equal or greater amount;
■	through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the Distributor not to receive a dealer reallowance on purchases under such program;
■	with reinvested dividends or capital gains;
22

■	issued in connection with the merger, consolidation or acquisition of the assets of another fund. Further, the sales charge will be eliminated on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV, provided that such purchased Shares are held directly with the Fund's transfer agent. If the Shares are held through a financial intermediary, the sales charge waiver will not apply (A class only);
■	as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (A class only);
■	as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
■	pursuant to the exchange privilege.
The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Federated Government Reserves Fund unless your Federated Government Reserves Fund shares were acquired through an exchange of shares on which the sales charge had previously been paid.
sales charge when you redeem
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC). Shares otherwise subject to a CDSC will not be charged a CDSC at the time of an exchange; however, the CDSC will continue to be measured from the date of your original purchase. The CDSC schedule applicable to your original purchase will continue to apply to the shares you receive in an exchange.
To keep the sales charge as low as possible, the Fund redeems your Shares in this order:
■	Shares that are not subject to a CDSC; and
■	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)
The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
A:
If you make a purchase of the A class in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.
B:
Shares Held Up To:		CDSC
1 Year		5.50%
2 Years		4.75%
3 Years		4.00%
4 Years		3.00%
5 Years		2.00%
6 Years		1.00%
7 Years or More		0.00%
C:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.
F:
Purchase Amount	Shares Held	CDSC
Up to $2 million	4 years or less	1.00%
$2 million but less than $5 million	2 years or less	0.50%
$5 million or more	1 year or less	0.25%
23

Your redemption may qualify for a waiver of the CDSC. The CDSC waivers offered by the Fund are listed below. In order to receive a waiver of the CDSC, you must inform your financial intermediary or the Transfer Agent at the time of each redemption that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund's Transfer Agent in order to take advantage of the waiver. If you do not let your financial intermediary or the Transfer Agent know that your redemption is eligible for a CDSC waiver at the time of redemption, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:
■	following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
■	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death;
■	representing minimum required distributions from an IRA or other retirement plan as required under the Internal Revenue Code;
■	purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;
■	purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the Distributor not to receive an advance commission on purchases under such program;
■	purchased with reinvested dividends or capital gains;
■	redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
■	purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the Shares sold in the exchange);
A Class Only
■	purchased in the amount of $1 million or more and redeemed within 24 months of purchase if the Shares were originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
B Class Only
■	which are qualifying redemptions of the B class under a Systematic Withdrawal Program; or
F Class Only
■	representing a total or partial distribution from a qualified plan, which does not include account transfers, rollovers or redemptions for the purpose of reinvestment. For these purposes, qualified plan does not include an IRA, individual 401(k) or custodial account following retirement.
How is the Fund Sold?
The Fund offers the following Share classes: Class A Shares (A), Class B Shares (B), Class C Shares (C), Class F Shares (F), Class R Shares (R) and Institutional Shares (IS), each representing interests in a single portfolio of securities. All Share classes have different sales charges and/or other expenses which affect their performance. Please note that certain purchase restrictions may apply.
Under the Distributor's Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).
A, B, C & F Classes
The Fund's Distributor markets the A, B, C and F classes to institutions or to individuals, directly or through financial intermediaries.
24

A shareholder in the Fund's A class or a shareholder in the Fund's C class whose shares are not subject to a CDSC may convert their Shares into the IS class of the Fund if the shareholder meets the IS class eligibility criteria and investment minimum. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.
R Class
The Fund's Distributor markets the R class to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans and IRA Rollovers from such plans, directly or through financial intermediaries. The Fund's Distributor may also market the R class to IRAs held through financial intermediaries who hold the IRAs in an omnibus account. The R class is generally available only to retirement plans (and IRA Rollovers from such plans) and IRAs where assets are held in omnibus accounts on the books of the Fund.
IS Class
The Fund's Distributor markets the IS class to Eligible Investors, as described below. In connection with a request to purchase the IS class, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, the IS class is not available for direct investment by natural persons.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of the IS class (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus):
■	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
■	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
■	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
■	An employer-sponsored retirement plan;
■	A trust institution investing on behalf of its trust customers;
■	A Federated Fund;
■	An investor (including a natural person) who acquired the IS class of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
■	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of the IS class (see “How to Purchase Shares” below):
■	An investor, other than a natural person, purchasing the IS class directly from the Fund; and
■	In connection with an initial purchase of the IS class through an exchange, an investor (including a natural person) who owned the IS class of another Federated fund as of December 31, 2008.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
25

FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:
A:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
F:
Less than $1 million	1.00%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:
A (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The A class purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
B:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%

C:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

26

F:
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
Less than $2 million	1.00%
$2 million but less than $5 million	0.50%
$5 million or greater	0.25%
RULE 12b-1 FEES
B, C, F & R Classes
The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.75% for B and C classes, 0.05% for F class and 0.50% for R class of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's B, C, F and R classes. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Fund's F class has no present intention of paying, accruing or incurring any Rule 12b-1 Fees until such time as approved by the Fund's Board of Trustees. In addition, in connection with the sale of the B class and C class, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads from the B class and C class. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
service fees
A, B, C & F Classes
The A, B, C & F classes may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
A, B, C & F Classes
The A, B, C & F classes may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.
27

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds, within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus.
Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive the A class.
A, B, C & F Classes
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund.
R Class
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund.
The minimum initial and subsequent investment amounts for IRA Rollovers from retirement plans are generally $250 and $100, respectively. There is no minimum initial or subsequent amount for employer-sponsored retirement plans; however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus.
An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund.
IS Class
Eligible investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How is the Fund Sold?”
Where applicable, the required minimum initial investment for the IS class is generally $1,000,000. There is no minimum subsequent investment amount.
THROUGH A FINANCIAL INTERMEDIARY
■	Establish an account with the financial intermediary; and
■	Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).
You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
DIRECTLY FROM THE FUND
■	Establish your account with the Fund by submitting a completed New Account Form; and
■	Send your payment to the Fund by Federal Reserve wire or check.
28

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund's Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Funds, note your account number on the check, and send it to:
The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Funds
30 Dan Road
Canton, MA 02021-2809
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedInvestors.com under Customer Service/Find a Form. You will receive a confirmation when this service is available.
THROUGH AN EXCHANGE
You may purchase Fund Shares through an exchange from another Federated fund. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.
To do this you must:
■	ensure that the account registrations are identical;
■	meet any applicable minimum initial investment requirements; and
■	receive a prospectus for the fund into which you wish to exchange.
The Fund may modify or terminate the exchange privilege at any time.
A, B, C, F & R Classes
You may purchase Shares through an exchange from the same share class of another Federated fund.
IS Class
You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Government Reserves Fund and any R class.
29

By Online Account Services
You may access your accounts online to purchase shares through Federated's Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit www.FederatedInvestors.com and select “My Investments,” or call (800) 245-4770 to speak with a Client Service Representative. Institutional shareholders should speak with their Federated relationship manager to discuss online options available.
BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
RETIREMENT INVESTMENTS
A, B, C & F Classes
You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.
How to Redeem and Exchange Shares
You should redeem or exchange Shares:
■	through a financial intermediary if you purchased Shares through a financial intermediary; or
■	directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.
By Mail
You may redeem or exchange Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600
Send requests by private courier or overnight delivery service to:
The Federated Funds
30 Dan Road
Canton, MA 02021-2809
All requests must include:
■	Fund name and Share class, account number and account registration;
■	amount to be redeemed or exchanged;
30

■	signatures of all shareholders exactly as registered; and
■	if exchanging , the Fund name and Share class, account number and account registration into which you are exchanging.
Call your financial intermediary or the Fund if you need special instructions.
Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■	your redemption will be sent to an address other than the address of record;
■	your redemption will be sent to an address of record that was changed within the last 30 days;
■	a redemption is payable to someone other than the shareholder(s) of record; or
■	transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem or exchange shares through Federated's Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit www.FederatedInvestors.com and select “My Investments,” or call (800) 245-4770 to speak with a Client Service Representative. Institutional shareholders should speak with their Federated relationship manager to discuss online options available.
PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■	An electronic transfer to your account at a financial institution that is an ACH member; or
■	Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Redemption In-Kind
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■	to allow your purchase to clear (as discussed below);
■	during periods of market volatility;
■	when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
■	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:
■	when the NYSE is closed, other than customary weekend and holiday closings;
■	when trading on the NYSE is restricted, as determined by the SEC; or
■	in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.
You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.
31

redemptions from retirement accounts
A, B, C & F Classes
In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.
EXCHANGE PRIVILEGE
You may exchange Shares of the Fund. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. To do this, you must:
■	ensure that the account registrations are identical;
■	meet any applicable minimum initial investment requirements; and
■	receive a prospectus for the fund into which you wish to exchange.
The Fund may modify or terminate the exchange privilege at any time.
In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”
A, B, C & F Classes
You may exchange Shares into shares of the same class of another Federated fund.
IS Class
You may exchange Shares for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Government Reserves Fund and any R class.
Systematic Withdrawal/Exchange Program
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
Systematic Withdrawal Program (SWP) on B Class
You will not be charged a CDSC on SWP redemptions if:
■	you redeem 12% or less of your account value in a single year;
■	you reinvest all dividends and capital gains distributions;
■	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple B class accounts to meet this minimum balance.); and
■	for all B class accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined in this Prospectus.
You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.
32

Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
ACCOUNTS WITH LOW BALANCES
Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below:
■	$1,500 for the A, B ,C and F classes (or in the case of IRAs, $250);
■	$250 for the R class; and
■	$25,000 for the IS class.
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
33

FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.
The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods, the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.
The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.
The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund's objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.
Other funds in the Federated family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated fund, please read the prospectus of that other Federated fund for more information.
The Fund may invest in affiliated investment companies whose boards have determined not to adopt frequent trading policies. The Fund therefore may be exposed to any adverse consequences of any frequent or short-term trading in such funds, to the extent of the Fund's investment therein.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the
34

website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 equity and fixed-income holdings, a percentage breakdown of the portfolio by asset class, a percentage breakdown of the fixed-income portfolio by credit quality, and recent equity and fixed-income purchase and sale transactions.
You may also access portfolio information as of the end of the Fund's fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund's Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Adviser has delegated daily management of some or all of the Fund assets to the Sub-Adviser, Federated Investment Management Company who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages. The Sub-Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 122 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $361.1 billion in assets as of December 31, 2015. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,445 employees. Federated provides investment products to approximately 8,400 investment professionals and institutions.
The Adviser advises approximately 19 equity mutual funds (including sub-advised funds) which totaled approximately $22.8 billion in assets as of December 31, 2015.
The Sub-Adviser advises approximately 89 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $237.7 billion in assets as of December 31, 2015.
PORTFOLIO MANAGEMENT INFORMATION
John L. Nichol and Linda Bakhshian are the Portfolio Managers responsible for managing the Fund's equity portfolio. Jerome D. Conner is the Portfolio Manager responsible for managing the Fund's fixed-income securities portfolio.
John L. Nichol
John L. Nichol has been the Fund's Portfolio Manager since December 2000. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001 and a Senior Vice President in January 2014. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.
Linda Bakhshian
Linda Bakhshian, CPA and Portfolio Manager, has been a portfolio manager of the Fund since November 2009. Ms. Bakhshian joined Federated in 2007 and is a Vice President of the Fund's Adviser. Previously, she served as an equity research analyst with the Principal Financial Group from September 2002 to October 2007. Ms. Bakhshian has earned the Chartered Accountant designation and received her B.B. from the University of New England (Australia).
35

Jerome D. Conner
Jerome D. Conner has been the Fund's Portfolio Manager since April 2014. Mr. Conner joined Federated in 2002 as an Investment Analyst, responsible for research and competitive analysis in the domestic fixed income area concentrating on high-grade corporate and commercial mortgage-backed securities. He became an Assistant Vice President of the Fund's Adviser in 2004 and a Vice President and Senior Investment Analyst in 2007. Mr. Conner has received the Chartered Financial Analyst designation. Previous associations: Associate, Riggs Capital Partners; Associate, Allied Capital; Relationship Manager, Mellon Bank Corporate Banking Department; Officer, U.S. Marine Corps.; B.S., U.S. Naval Academy; M.S., Boston University.
As noted in the section defining Principal Securities, the Fund has the ability to invest in affiliated investment companies, which are not available for general public investment, to gain additional exposure to mortgage-backed, high-yield and emerging market fixed-income securities. The following individuals are Portfolio Managers of the affiliated investment companies:
MORTGAGE-BACKED AFFILIATED FUND
Todd A. Abraham
Todd A. Abraham is the Head of the Government/Mortgage-Backed Fixed Income Group and has been the mortgage-backed affiliated fund's Portfolio Manager since August 1996. Mr. Abraham has been a Senior Portfolio Manager from 2007, Portfolio Manager from 1995 to 2006, a Senior Vice President since 2007 and a Vice President of the Fund's Adviser from 1997 to 2006. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham has received the Chartered Financial Analyst designation and an M.B.A. in Finance from Loyola College.
HIGH-YIELD AFFILIATED FUND
Mark E. Durbiano
Mark E. Durbiano has been the high-yield affiliated fund's Portfolio Manager since August 1996. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the high-yield affiliated fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the high-yield affiliated fund's Adviser. Mr. Durbiano has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the University of Pittsburgh.
EMERGING MARKETS AFFILIATED FUND
Ihab Salib
Ihab Salib is a Senior Portfolio Manager and Head of the International Fixed Income Group and has been the Portfolio Manager of the emerging market affiliated fund since May 2013. Mr. Salib joined Federated in April 1999 as a Senior Fixed Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President and in 2007 was named Senior Vice President. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary Fee and Expenses” table found in the “Fund Summary” section of the Prospectus.
A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's annual and semi-annual shareholder reports for the periods ended November 30 and May 31, respectively.
36

Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Share class is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
37

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.58	$8.60	$8.08	$7.60	$7.56
Income From Investment Operations:
Net investment income	0.44 [1]	0.52 [1]	0.47 [1]	0.44 [1]	0.39
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.94)	(0.03)	0.51	0.48	0.06
TOTAL FROM INVESTMENT OPERATIONS	(0.50)	0.49	0.98	0.92	0.45
Less Distributions:
Distributions from net investment income	(0.39)	(0.51)	(0.46)	(0.44)	(0.41)
Net Asset Value, End of Period	$7.69	$8.58	$8.60	$8.08	$7.60
Total Return[2]	(6.01)%	5.78%	12.50%	12.45%	5.97%
Ratios to Average Net Assets:
Net expenses	0.90% [3]	0.89%	0.90%	1.02%	1.30% [3]
Net investment income	5.42%	5.94%	5.64%	5.49%	5.07%
Expense waiver/reimbursement[4]	0.16%	0.17%	0.29%	0.28%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,005,246	$1,055,328	$497,631	$261,743	$216,352
Portfolio turnover	89%	41%	35%	37%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.90% and 1.30% for the years ended November 30, 2015 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2015, which can be obtained free of charge.
38

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.59	$8.62	$8.10	$7.62	$7.57
Income From Investment Operations:
Net investment income	0.38 [1]	0.45 [1]	0.41 [1]	0.38 [1]	0.33
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.94)	(0.03)	0.51	0.49	0.07
TOTAL FROM INVESTMENT OPERATIONS	(0.56)	0.42	0.92	0.87	0.40
Less Distributions:
Distributions from net investment income	(0.32)	(0.45)	(0.40)	(0.39)	(0.35)
Net Asset Value, End of Period	$7.71	$8.59	$8.62	$8.10	$7.62
Total Return[2]	(6.60)%	4.87%	11.65%	11.58%	5.29%
Ratios to Average Net Assets:
Net expenses	1.66% [3]	1.64%	1.65%	1.77%	2.05% [3]
Net investment income	4.66%	5.19%	4.89%	4.73%	4.31%
Expense waiver/reimbursement[4]	0.18%	0.20%	0.31%	0.28%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$93,803	$92,686	$59,919	$34,123	$30,721
Portfolio turnover	89%	41%	35%	37%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.66% and 2.05% for the years ended November 30, 2015 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2015, which can be obtained free of charge.
39

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.58	$8.60	$8.09	$7.60	$7.56
Income From Investment Operations:
Net investment income	0.38 [1]	0.45 [1]	0.41 [1]	0.38 [1]	0.34
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.95)	(0.02)	0.50	0.50	0.05
TOTAL FROM INVESTMENT OPERATIONS	(0.57)	0.43	0.91	0.88	0.39
Less Distributions:
Distributions from net investment income	(0.32)	(0.45)	(0.40)	(0.39)	(0.35)
Net Asset Value, End of Period	$7.69	$8.58	$8.60	$8.09	$7.60
Total Return[2]	(6.72)%	5.02%	11.56%	11.76%	5.18%
Ratios to Average Net Assets:
Net expenses	1.66% [3]	1.64%	1.65%	1.75%	2.05% [3]
Net investment income	4.66%	5.19%	4.89%	4.77%	4.33%
Expense waiver/reimbursement[4]	0.15%	0.17%	0.28%	0.30%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$989,215	$1,025,161	$333,452	$88,605	$46,443
Portfolio turnover	89%	41%	35%	37%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.66% and 2.05% for the years ended November 30, 2015 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2015, which can be obtained free of charge.
40

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.57	$8.59	$8.08	$7.60	$7.55
Income From Investment Operations:
Net investment income	0.44 [1]	0.52 [1]	0.47 [1]	0.44 [1]	0.40
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.93)	(0.03)	0.50	0.49	0.06
TOTAL FROM INVESTMENT OPERATIONS	(0.49)	0.49	0.97	0.93	0.46
Less Distributions:
Distributions from net investment income	(0.39)	(0.51)	(0.46)	(0.45)	(0.41)
Net Asset Value, End of Period	$7.69	$8.57	$8.59	$8.08	$7.60
Total Return[2]	(5.91)%	5.78%	12.38%	12.46%	6.11%
Ratios to Average Net Assets:
Net expenses	0.91% [3]	0.89%	0.89%	1.01%	1.30% [3]
Net investment income	5.41%	5.95%	5.64%	5.49%	5.07%
Expense waiver/reimbursement[4]	0.16%	0.17%	0.29%	0.29%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$214,025	$211,873	$128,115	$84,041	$69,612
Portfolio turnover	89%	41%	35%	37%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.91% and 1.30% for the years ended November 30, 2015 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2015, which can be obtained free of charge.
41

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30		Period Ended 11/30/2013[1]
	2015	2014
Net Asset Value, Beginning of Period	$8.58	$8.60	$8.01
Income From Investment Operations:
Net investment income	0.43 [2]	0.47 [2]	0.19 [2]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.93)	(0.00) [3]	0.58
TOTAL FROM INVESTMENT OPERATIONS	(0.50)	0.47	0.77
Less Distributions:
Distributions from net investment income	(0.38)	(0.49)	(0.18)
Net Asset Value, End of Period	$7.70	$8.58	$8.60
Total Return[4]	(6.01)%	5.59%	9.70%
Ratios to Average Net Assets:
Net expenses	1.06% [5]	1.14%	1.14% [6]
Net investment income	5.39%	5.38%	5.28% [6]
Expense waiver/reimbursement[7]	0.34%	0.36%	0.73% [6]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,455	$378	$0 [8]
Portfolio turnover	89%	41%	35% [9]
1	Reflects operations for the period from June 25, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.05% for the year ended November 30, 2015, after taking into account this expense reduction.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Represents less than $1,000.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2013.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2015, which can be obtained free of charge.
42

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30			Period Ended 11/30/2012[1]
	2015	2014	2013
Net Asset Value, Beginning of Period	$8.58	$8.61	$8.09	$7.96
Income From Investment Operations:
Net investment income	0.46 [2]	0.54 [2]	0.49 [2]	0.31 [2]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.93)	(0.04)	0.51	0.14
TOTAL FROM INVESTMENT OPERATIONS	(0.47)	0.50	1.00	0.45
Less Distributions:
Distributions from net investment income	(0.41)	(0.53)	(0.48)	(0.32)
Net Asset Value, End of Period	$7.70	$8.58	$8.61	$8.09
Total Return[3]	(5.66)%	5.92%	12.76%	5.77%
Ratios to Average Net Assets:
Net expenses	0.65% [4]	0.64%	0.65%	0.64% [5]
Net investment income	5.65%	6.19%	5.89%	5.80% [5]
Expense waiver/reimbursement[6]	0.17%	0.16%	0.27%	0.41% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$372,679	$472,485	$142,842	$22,221
Portfolio turnover	89%	41%	35%	37% [7]
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.65% for the year ended November 30, 2015, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2012.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2015, which can be obtained free of charge.
43

Appendix A: Hypothetical Investment and Expense Information
The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period (except the B class, which converts to the A class after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED CAPITAL INCOME FUND - A CLASS
ANNUAL EXPENSE RATIO: 1.08%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$654.06	$9,820.44
2	$9,820.44	$491.02	$10,311.46	$108.14	$10,205.40
3	$10,205.40	$510.27	$10,715.67	$112.38	$10,605.45
4	$10,605.45	$530.27	$11,135.72	$116.78	$11,021.18
5	$11,021.18	$551.06	$11,572.24	$121.36	$11,453.21
6	$11,453.21	$572.66	$12,025.87	$126.12	$11,902.18
7	$11,902.18	$595.11	$12,497.29	$131.06	$12,368.75
8	$12,368.75	$618.44	$12,987.19	$136.20	$12,853.61
9	$12,853.61	$642.68	$13,496.29	$141.54	$13,357.47
10	$13,357.47	$667.87	$14,025.34	$147.09	$13,881.08
Cumulative		$5,651.88		$1,794.73

FEDERATED CAPITAL INCOME FUND - B CLASS
ANNUAL EXPENSE RATIO: 1.86%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$188.92	$10,314.00
2	$10,314.00	$515.70	$10,829.70	$194.85	$10,637.86
3	$10,637.86	$531.89	$11,169.75	$200.97	$10,971.89
4	$10,971.89	$548.59	$11,520.48	$207.28	$11,316.41
5	$11,316.41	$565.82	$11,882.23	$213.79	$11,671.75
6	$11,671.75	$583.59	$12,255.34	$220.50	$12,038.24
7	$12,038.24	$601.91	$12,640.15	$227.43	$12,416.24
8	$12,416.24	$620.81	$13,037.05	$234.57	$12,806.11
Converts from Class B to Class A				Annual Expense Ratio: 1.08%
9	$12,806.11	$640.31	$13,446.42	$141.02	$13,308.11
10	$13,308.11	$665.41	$13,973.52	$146.54	$13,829.79
Cumulative		$5,774.03		$1,975.87

44

FEDERATED CAPITAL INCOME FUND - C CLASS
ANNUAL EXPENSE RATIO: 1.82%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$184.89	$10,318.00
2	$10,318.00	$515.90	$10,833.90	$190.77	$10,646.11
3	$10,646.11	$532.31	$11,178.42	$196.84	$10,984.66
4	$10,984.66	$549.23	$11,533.89	$203.10	$11,333.97
5	$11,333.97	$566.70	$11,900.67	$209.56	$11,694.39
6	$11,694.39	$584.72	$12,279.11	$216.22	$12,066.27
7	$12,066.27	$603.31	$12,669.58	$223.10	$12,449.98
8	$12,449.98	$622.50	$13,072.48	$230.19	$12,845.89
9	$12,845.89	$642.29	$13,488.18	$237.51	$13,254.39
10	$13,254.39	$662.72	$13,917.11	$245.07	$13,675.88
Cumulative		$5,779.68		$2,137.25

FEDERATED CAPITAL INCOME FUND - F CLASS
ANNUAL EXPENSE RATIO: 1.09%
MAXIMUM FRONT-END SALES CHARGE: 1.00%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$495.00	$10,395.00	$210.02	$10,287.09
2	$10,287.09	$514.35	$10,801.44	$114.32	$10,689.32
3	$10,689.32	$534.47	$11,223.79	$118.79	$11,107.27
4	$11,107.27	$555.36	$11,662.63	$123.44	$11,541.56
5	$11,541.56	$577.08	$12,118.64	$128.26	$11,992.83
6	$11,992.83	$599.64	$12,592.47	$133.28	$12,461.75
7	$12,461.75	$623.09	$13,084.84	$138.49	$12,949.00
8	$12,949.00	$647.45	$13,596.45	$143.90	$13,455.31
9	$13,455.31	$672.77	$14,128.08	$149.53	$13,981.41
10	$13,981.41	$699.07	$14,680.48	$155.38	$14,528.08
Cumulative		$5,918.28		$1,415.41
45

FEDERATED CAPITAL INCOME FUND - R CLASS
ANNUAL EXPENSE RATIO: 1.41%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$143.53	$10,359.00
2	$10,359.00	$517.95	$10,876.95	$148.68	$10,730.89
3	$10,730.89	$536.54	$11,267.43	$154.02	$11,116.13
4	$11,116.13	$555.81	$11,671.94	$159.55	$11,515.20
5	$11,515.20	$575.76	$12,090.96	$165.28	$11,928.60
6	$11,928.60	$596.43	$12,525.03	$171.21	$12,356.84
7	$12,356.84	$617.84	$12,974.68	$177.36	$12,800.45
8	$12,800.45	$640.02	$13,440.47	$183.73	$13,259.99
9	$13,259.99	$663.00	$13,922.99	$190.32	$13,736.02
10	$13,736.02	$686.80	$14,422.82	$197.15	$14,229.14
Cumulative		$5,890.15		$1,690.83

FEDERATED CAPITAL INCOME FUND - IS CLASS
ANNUAL EXPENSE RATIO: 0.84%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$85.75	$10,416.00
2	$10,416.00	$520.80	$10,936.80	$89.31	$10,849.31
3	$10,849.31	$542.47	$11,391.78	$93.03	$11,300.64
4	$11,300.64	$565.03	$11,865.67	$96.90	$11,770.75
5	$11,770.75	$588.54	$12,359.29	$100.93	$12,260.41
6	$12,260.41	$613.02	$12,873.43	$105.13	$12,770.44
7	$12,770.44	$638.52	$13,408.96	$109.50	$13,301.69
8	$13,301.69	$665.08	$13,966.77	$114.06	$13,855.04
9	$13,855.04	$692.75	$14,547.79	$118.80	$14,431.41
10	$14,431.41	$721.57	$15,152.98	$123.75	$15,031.76
Cumulative		$6,047.78		$1,037.16
46

An SAI dated January 31, 2016, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.
You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.
Federated Capital Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-4577
CUSIP 31420C878
CUSIP 31420C860
CUSIP 31420C852
CUSIP 31420C845
CUSIP 31420C613
CUSIP 31420C621
28389 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Prospectus
January 31, 2016
Ticker	FETIX
Federated Enhanced Treasury Income Fund

A Portfolio of Federated Income Securities Trust

A mutual fund seeking to provide current income, with total return as a secondary objective, by investing primarily in a core portfolio of U.S. Treasury securities with the flexibility to include U.S. government agency securities that pay interest in an attempt to generate current income.
As with all mutual funds, the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary Information
Federated Enhanced Treasury Income Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to provide current income with total return as a secondary objective.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[1]	1.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution (12b-1) Fee	None
Other Expenses	1.06%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.67%
Fee Waivers and/or Expense Reimbursements[2]	(0.61)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.06%
1	Shares redeemed or exchanged out within six months of the Closing Date of the Reorganization of the Predecessor Fund (defined below) will be subject to a 1.00% redemption fee. The redemption fee will expire at the end of the six month period following the Closing Date of the Reorganization.
2	The Fund is the successor to a closed-end fund of the same name (the “Predecessor Fund”) pursuant to a tax-free reorganization. The Predecessor Fund was also managed by Federated Investment Management Company. Pursuant to the reorganization, the Predecessor Fund became the accounting survivor. The Fund's expenses have been restated to reflect the reorganization. The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, expenses allocated from affiliated partnerships, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 1.05% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Fund's Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund	$170	$526	$907	$1,976
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Predecessor Fund's portfolio turnover rate was 210% of the average value of its portfolio.
1

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund's investment objectives are to provide current income, with total return as a secondary objective. No assurance can be given that the Fund's investment objectives will be achieved.
Under normal market conditions, the Fund's investment program will consist primarily of: (1) actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities that pay interest in an attempt to generate current income (the “Core Portfolio”); (2) selling call options on a continuous basis on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and/or options on futures on U.S. Treasury securities and U.S. Government Agency securities in an attempt to generate gains from option premiums (the “Option Strategy”); and (3) actively managing the duration (the “Duration Strategy”) of the Fund's portfolio in an attempt to generate additional returns versus the Barclays U.S. Treasury Bond (the “Treasury Index”). Duration is an approximate measure of a bond's price sensitivity to changes in interest rates.
Under normal market conditions, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities, including U.S. Government mortgage-backed securities. For purposes of the Fund's 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities. U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States.
The Adviser will implement the Option Strategy by employing a strategy of writing (selling) call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on indices comprised of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. Under normal market conditions, the Fund intends that approximately 80% of the value of the Fund's holdings of U.S. Treasury securities and U.S. Government Agency securities will be subject to written call options. Under the Option Strategy, the Fund will write call options, index options and options on futures contracts such that the aggregate value of the securities underlying such options does not exceed the value of the Fund's portfolio.
The Fund will also seek to generate total return through the Adviser's active management of the Core Portfolio based on the Adviser's assessment of the U.S. Treasury yield curve, and use of the Duration Strategy in an attempt to outperform the total return performance of the Treasury Index. The Adviser will actively manage the Core Portfolio based on the Adviser's views of changes in the slope of the U.S. Treasury yield curve and will adjust the Core Portfolio based on these assumptions. The Adviser will adjust the Core Portfolio duration primarily through the use of futures that will provide exposure to the desired duration level. The Fund may also use other derivative instruments. Portfolio duration may also be adjusted through the direct investment in U.S. Treasury or U.S. Government Agency securities with maturities that correspond to the desired portfolio duration level (e.g., purchasing U.S. Treasury securities with shorter maturities to reduce the Core Portfolio duration). Adjustments to the Fund's portfolio duration will be based on the current duration level of the Treasury Index. The Adviser may extend or shorten the Fund's portfolio duration by as much as five years above or below the current duration level of the Treasury Index based on its forecast of the current interest rate environment.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Investment and Market Risk. An investment in Fund Shares is subject to investment risk, including the possible loss of the entire principal amount invested.
■	Issuer Risk. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower.
■	Interest Rate Risk. The value of Fund Shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate securities held by the Fund can be expected to decline.
■	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities (whether pursuant to the Option Strategy, as a result of return of principal upon maturity, call or redemption by the issuer, or sale by the Fund) at market interest rates that are below the portfolio's current earnings rate. A decline in income could negatively affect the market price of the Shares.
2

■	Risk Associated with U.S. Government Securities and Agency Securities. Some U.S. Government securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities.
■	Option Strategy Risk. The Fund will, through its Option Strategy, write (sell) call options on the Fund's portfolio of U.S. Treasury securities and U.S. Government Agency securities and/or options futures on U.S. Treasury securities and U.S. Government Agency securities.
A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.
■	Duration Strategy Risk. The Fund will use the Duration Strategy in order to generate capital appreciation through the selective adjustment of the duration of the Core Portfolio based on the Adviser's research outlook. There are no assurances that the Fund's Duration Strategy will be successful. The success of the Fund's Duration Strategy depends significantly on the Adviser's ability to accurately predict interest rate movements and the Fund's ability to adjust its portfolio correctly and in a timely manner.
The Duration Strategy is highly dependent on proprietary quantitatively-based models that have been researched, developed and utilized by the Adviser to evaluate the interest rate environment, although generally these models have not been independently tested or otherwise reviewed (other than by the Adviser).
The Adviser will implement the Duration Strategy through the use of certain derivative instruments, including but not limited to swaps and futures. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.
■	Mortgage-Backed Securities (MBS) Risk. The value of Fund Shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund.
■	Tax Risk. Certain transactions entered into by the Fund are subject to special tax rules that may affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark to market certain types of positions in its portfolio, including some of its call options (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash.
■	Risk of Inflation-Protected Securities. The value of inflation-protected securities is subject to the effects of changes in market interest rates caused by factors other than inflation. If interest rates rise due to reasons other than inflation, the Fund's investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.
■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or the stock market. Economic, political and financial conditions may, from time to time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The Fund is the successor to the Predecessor Fund pursuant to a tax-free reorganization that took place on October 23, 2015. As a result of the reorganization, the Fund became the legal entity survivor while the Predecessor Fund became the accounting survivor. Accordingly, the performance information and financial information provided in this Prospectus for periods prior to October 23, 2015, is the historical performance of the Predecessor Fund's sole class of shares, which commenced operations on January 29, 2010. For periods shown below, performance is the actual performance of the sole share class of the Predecessor Fund and has not been adjusted to reflect the anticipated fees and expenses of the Fund. As a result, the performance shown below may be higher than if adjusted to reflect the fees and expenses of the Fund.
3

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

Within the periods shown in the bar chart, the Fund's highest quarterly return was 2.32% (quarter ended March 31, 2014). Its lowest quarterly return was -2.89% (quarter ended June 30, 2013).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.
(For the Period Ended December 31, 2015)
	1 Year	5 Year	Start of Performance 1/29/2010
Return Before Taxes	-0.92%	-0.86%	-0.73%
Return After Taxes on Distributions	-1.80%	-1.52%	-1.67%
Return After Taxes on Distributions and Sale of Fund Shares	-0.52%	-0.90%	-0.88%
Barclays U.S. Treasury Index[1] (reflects no deduction for fees, expenses or taxes)	0.84%	2.91%	3.21%
Lipper Short U.S. Treasury Funds Average[2] (reflects no deduction for fees, expenses or taxes)	0.25%	0.51%	0.44%
1	Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.
2	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.
FUND MANAGEMENT
The Fund's Investment Adviser is Federated Investment Management Company.
J. Andrew Kirschler, Portfolio Manager, manages the Fund and managed the Predecessor Fund since January 2014.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
4

The minimum investment amount for the Fund's Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.
Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
What are the Fund's Investment Strategies?
While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal strategies.
The Fund's investment objectives are to provide current income, with total return as a secondary objective. No assurance can be given that the Fund's investment objectives will be achieved. Under normal market conditions, the Fund's investment program will consist primarily of: (1) actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities that pay interest in an attempt to generate current income (the “Core Portfolio”); (2) selling call options on a continuous basis on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and/or options on futures on U.S. Treasury securities and U.S. Government Agency securities in an attempt to generate gains from option premiums (the “Option Strategy”); and (3) actively managing the duration of the Fund's portfolio in an attempt to generate additional returns versus the Barclays U.S. Treasury Bond Index (the “Duration Strategy”). In managing the Core Portfolio, the Adviser believes the Fund has the potential for further incremental income enhancement and total return through the implementation of yield curve strategies based on changes in the slope of the U.S. Treasury yield curve. The Fund will use each of these strategies in an attempt to achieve overall portfolio returns that exceed the total return performance of the Barclays U.S. Treasury Bond Index (the “Treasury Index”).
Under normal market conditions, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities, including U.S. Government mortgage-backed securities. For purposes of the Fund's 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities. U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. See “What are the Fund's Principal Investments?—U.S. Treasury Securities and U.S. Government Agency Securities.” Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities. For purposes of the Fund's 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities.
The Fund will seek to generate current earnings by actively managing the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The Fund will also seek current earnings through the Option Strategy. The Adviser will implement the Option Strategy by employing a strategy of writing (selling) call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on indices comprising of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends, under most market circumstances, that approximately 80% of the value of the Fund's holdings of U.S. Treasury Securities and U.S. Government Agency securities will be subject to written call options. Under the Option Strategy, the Fund will write call options, index options and
5

options on futures contracts such that the aggregate value of the securities underlying such options does not exceed the value of the Fund's portfolio. While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in the value of the securities above the exercise price specified in the written call option through the expiration date of the call option.
The Fund will also seek to generate total return through the Adviser's active management of the Core Portfolio based on the Adviser's assessment of the U.S. Treasury yield curve, and use of the Duration Strategy in an attempt to outperform the total return performance of the Treasury Index. The Adviser will actively manage the Core Portfolio based on the Adviser's views of changes in the slope of the U.S. Treasury yield curve and will adjust the Core Portfolio based on these assumptions. Within the constraints of its permitted duration range, the Fund will seek to add additional total return by allocating securities in the Core Portfolio across the yield curve in anticipation of changes in the yield curve. The yield curve allocation decision is predicated on a number of factors that the Adviser will assess, including expectations of Federal Reserve activity, forecasts of inflation rates and term premiums, and various technical factors. Additionally, the Fund's Duration Strategy will involve actively managing the duration of the Fund's portfolio by extending or shortening the Core Portfolio duration based on the Adviser's assessment of the interest rate environment. The Fund will adjust the Core Portfolio duration by approximately five years above or below the current duration level of the Treasury Index through the use of derivative instruments (such as interest rate swaps and futures on U.S. Treasury securities) or through the direct investment in U.S. Treasury or U.S Government Agency securities in accordance with the Adviser's assessment. As of June 30, 2015, the modified adjusted duration of the Treasury Index was approximately 5.61 years. A change in the prevailing interest rate may negatively impact the value of a portfolio of fixed-income securities. For example, a 1% increase in the prevailing interest rate may cause a 5% drop in the value of a portfolio of fixed-income securities with an average duration of five years. The Duration Strategy attempts to reduce this interest rate risk for the Fund. The goal of the Duration Strategy is to generate returns in excess of the Treasury Index through the reduction or extension of interest rate risk based on the opinion of the Adviser. There are no assurances that the Adviser will correctly anticipate changes in the yield curve or interest rates in implementing the yield curve strategies and Duration Strategy, which may have a negative effect on Fund returns.
The Core Portfolio. The Adviser will actively manage the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The yield curve strategies will involve actively managing the Core Portfolio based on the Adviser's views of changes in the slope of the U.S. Treasury yield curve and adjusting the Core Portfolio based on these assumptions.
The Option Strategy. The Adviser will be responsible for implementing the Option Strategy. The options written by the Fund may be either exchange-traded or traded over-the-counter. As the seller of call options, the Fund will receive cash (the premium) from option purchasers. The purchaser of a call option has the right to purchase the security at the price set in the contract (the exercise or strike price) as of a specified date in the future (the option valuation date). The Fund earns money from the premium received for the contract. The Fund may also sell index call options. Index options are call options on a financial index such as the Treasury Index. Index call options differ from options on individual securities in that index options: (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities); and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
The Fund intends to primarily write (sell) call options that are “at-the-money” or only slightly “out-of-the-money” at the time of sale. A call option is out-of-the-money if the strike price is greater than the spot price of the underlying security; whereas an option is at-the-money when the spot price of the underlying security equals, or nearly equals, the strike price. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the U.S. Treasury securities or U.S. Government Agency securities held by the Fund with respect to which the option was written, up to the exercise price. The Fund also reserves the right to sell call options that are “in-the-money” (i.e., those with an exercise price below the spot price of the security at the time of sale). When the price of the security upon which a call option is written rises, call options that were out-of-the-money when written may become in-the-money (i.e., the principal value of the security rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to sell the security at the exercise price upon the purchaser's exercise of the option.
The Option Strategy will work differently under different interest rate environments as bond prices and interest rates have an inverse relationship. If interest rates remain stable or vary only slightly, the Fund may have the opportunity to keep the bond underlying the covered call as the buyer may not exercise the option to buy the bond that is worth less or the same as the strike price. If interest rates fall, causing the underlying bond's market value to exceed the strike price, the buyer of the option may exercise the option to buy the bond. However, the Fund will keep premium received, and will participate in some of the gain up to the strike price if the option was out-of-the-money when it was written. Conversely, if interest rates
6

rise, causing the market price of the underlying bond to fall below the strike price, the Fund may keep the bond as the buyer of the option is unlikely to exercise the option to buy a bond at a higher price than it is worth. This is a broad example of how the Option Strategy may be applied under normal market conditions to certain interest rate environments; it is not intended to predict the actual performance of any specific bond or interest rate situation.
Under normal conditions, the Fund expects that it will primarily write call options whose terms to expiration range from one to three months. The Fund reserves the right to sell call options of both longer and shorter terms.
The Adviser will attempt to maintain for the Fund written call option positions on securities, futures and indices, which in the aggregate, are expected by the Adviser to change in value in response to interest rate changes and other factors that correlate closely with changes in value in the U.S. Treasury securities and U.S. Government Agency securities held in the Fund's portfolio. In doing so, the Adviser will consider data relating to the Fund's holdings, including interest rates, maturity and coupon rate. The Fund cannot guarantee that the Option Strategy will be effective. See “What are the Specific Risks of Investing in the Fund?–Option Strategy Risk–Risks Associated with Writing Call Options on Securities.”
Unless otherwise noted, the Fund's investment policies, including the policy that under normal market conditions the Fund will invest at least 80% of its total assets in a portfolio of U.S. Treasury securities, are non-fundamental policies and may be changed by the Fund's Board of Trustees (the “Board”) without shareholder approval following the provision of 60 days prior written notice to shareholders.
The Adviser believes that a strategy of actively managing a portfolio of U.S. Treasury securities or U.S. Government Agency securities and selling covered call options or options on futures on U.S. Treasury securities or U.S. Government Agency securities can provide current earnings. The Adviser also believes it can generate capital appreciation and therefore a higher total return through yield curve strategies based on its views of changes in the slope of the yield curve. The Fund's Option Strategy is designed to produce current cash flow from option premiums and is not designed to be speculative of price movements of securities and indices subject to written call options.
The Option Strategy is not intended to be used for leverage. To the extent the Fund writes options on securities it does not hold in its portfolio, i.e. naked calls, and such options are cash-settled, the Fund intends to segregate liquid assets with the Fund's custodian in accordance with applicable regulations. The Fund may, in limited circumstances, write naked calls, the potential loss of which could theoretically be unlimited. To the extent it does, it will segregate liquid assets accordingly. The Fund intends to settle all derivative transactions in cash.
The Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert long-term capital gain into short-term capital gain or ordinary income; (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); and (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash.
The Duration Strategy. The Fund's Adviser will actively manage the duration of the Fund's portfolio. Duration is an approximate measure of a bond's price sensitivity to changes in interest rates. If a bond has a duration of 6 years, for example, its price will rise about 6% if its yield drops by a percentage point (100 basis points), and its price will fall by about 6% if its yield rises by that amount. The Adviser will adjust the Core Portfolio duration through the use of certain derivative instruments, including but not limited to swaps and futures, that will provide exposure to the desired duration level. Portfolio duration may also be adjusted through the direct investment in U.S. Treasury or U.S Government Agency securities with maturities that correspond to the desired portfolio duration level (e.g., purchasing U.S. Treasury securities with shorter maturities to reduce the Core Portfolio duration). Adjustments to the Fund's portfolio duration will be based on the current duration level of the Treasury Index. The Adviser may extend or shorten the Fund's portfolio duration by as much as five years above or below the current duration level of the Treasury Index based on its forecast of the current interest rate environment. For example, if the Treasury Index has a duration of five years, the Adviser could recommend adjusting the Core Portfolio duration from between 0 to 10 years (five years above or below the five-year level of the Treasury Index). Typically, the Adviser will reduce the duration of the Fund's portfolio when it forecasts a rise in the 10-year U.S. Treasury yield and recommend extending the duration of the Fund's portfolio when it forecasts a decline in the 10-year U.S. Treasury yield. The Adviser believes that duration (or interest rate sensitivity) management is a fundamental tool in providing the Fund with the opportunity to generate excess returns versus the Treasury Index. Since the Duration Strategy is designed to be symmetric around a zero (0) duration benchmark, the Adviser believes the Duration Strategy may provide the Fund opportunities to generate excess return in both rising and falling interest rate environments.
The Fund's Duration Strategy will employ a disciplined fundamental analytical approach that seeks to anticipate directional moves in interest rates on a short-term basis. The Adviser will analyze the information available to it using proprietary research and attempt to optimize the Fund's total returns over an interest rate cycle. The Adviser seeks to use readily measurable data and a consistent and disciplined approach by employing statistical methods to identify indicators of the medium-term direction of interest rates. The indicators utilized by the Adviser can be subdivided into three broad categories: the macroeconomic indicators, the valuation measures, and the technical factors.
7

The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.
THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND'S OPTION STRATEGY. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.
What are the Fund's Principal Investments?
The following provides general information on the Fund's principal investments. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the Fund's principal investments.
U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES
The Fund may invest in all U.S. Treasury securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, of any maturity. The Fund will invest at least 80% of its total assets in U.S. Treasury securities. For purposes of the Fund's investments, U.S. Treasury securities are direct obligations of the U.S. Treasury and are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds, and U.S. Treasury Inflation-Protected Securities (TIPS), and do not include U.S. Government Agency securities.
U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government. Securities issued by such entities are generally not supported by the full faith and credit of the United States. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities (i.e., such obligations are not backed by the full faith and credit of the U.S. Government), the Fund will invest in obligations issued by these instrumentalities only if the Adviser has determined that the anticipated returns from such investments are attractive in relation to the credit and other risks assumed in investing therein.
8

INFLATION-PROTECTED SECURITIES
Inflation-protected securities are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls (“deflation”), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. TIPS are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.
MORTGAGE-BACKED SECURITIES (MBS)
MBS are mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund expects to invest typically in MBS that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. MBS represent participation interests in pools of fixed-rate, hybrid and adjustable-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund may invest in mortgage loans that have had a history of refinancing opportunities (so called “seasoned MBS”). Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. The Adviser expects that under current market conditions many of the MBS, including seasoned MBS, held by the Fund will be premium bonds held at prices that exceed their par or principal value.
The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain prepayment scenarios, the Fund will fail to recover the full amount of its investment in MBS purchased at a premium. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. The value of the Shares may be adversely affected by fluctuations in interest rates underlying the MBS held by the Fund. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS, which in turn would lengthen the duration of the Fund's portfolio. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium, generally including seasoned MBS, may generate current income that exceeds market rates for comparable investments but tend to decrease in value as they mature, which may cause a resulting decrease in the Fund's net asset value per Share.
The Fund may invest in classes of collateralized mortgage obligations (CMOs) and various other MBS instruments. In choosing among CMO classes, the Adviser will evaluate the total income potential of each class and other factors.
Certain government agencies or instrumentalities, such as GNMA, FNMA and FHLMC provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Guarantees may or may not be backed by the full faith and credit of the U.S. Government.
OPTIONS–GENERALLY
The Fund's options activity may include writing (selling) call options on individual or baskets of portfolio securities held. The Fund may also purchase put options on individual or baskets of U.S. Treasury securities or U.S. Government Agency securities held in its portfolio to help protect against a decline in the value of its portfolio securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.
The Fund may write “covered” call options. A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets
9

determined to be liquid by the Adviser as described above. The Fund in limited circumstances may also sell “naked” call options. A “naked” call option is one in which the Fund does not own the underlying security on which the option is written, the potential loss of which could theoretically be unlimited. To the extent the Fund writes “naked” call options the Fund will segregate liquid assets as required under the 1940 Act. The Fund intends to settle all derivative transactions in cash.
If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. In most cases, net gains from the Fund's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment income.
The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security, and the time remaining until the expiration date.
The premium paid for an option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts over time the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board.
The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles.
INDEX OPTIONS
The Fund may write (sell) written index call options. Index options are call options on a financial index such as the Barclays U.S. Treasury Bond Index. The Fund will sell index call options that are exchange-listed or traded over-the-counter. Index options differ from options on individual securities in that index options: (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the purchase or sale of securities); and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
CALL OPTIONS AND COVERED CALL WRITING
The Fund may employ an options strategy known as “covered call option writing,” which is a strategy designed to generate earnings and offset a portion of a market decline in the underlying security. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date, depending on the style of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call options which it retains whether or not the option is exercised.
FUTURES AND OPTIONS ON FUTURES
The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in securities prices, interest rates or market conditions, to change the duration of the Core Portfolio or for other risk management purposes. Futures contracts may be based on various securities and indices. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading
10

Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund's use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the full amount of the Fund's delivery obligation under the contract. Accordingly, to the extent the Fund holds such contracts it will be limited in the amount of such contracts it may enter into. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the full delivery obligation. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full delivery obligation under such contracts. The Fund may modify its asset segregation policies in the future to comply with any changes in the asset coverage requirements articulated by the SEC and its staff. The Fund intends to settle all derivative transactions in cash.
SELLING OPTIONS ON FUTURES
In addition to writing call options on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities, the Fund may write call options on futures contracts based upon U.S. Treasury securities and U.S. Government Agency securities. In the case of any Fund transactions involving listed non-equity options or options on futures contracts, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. The Fund's use of such options on futures would be substantially similar to its use of options directly on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and involves substantially similar risks. Such options generally operate in the same manner as options written directly on the underlying securities. A futures contract is a contract to buy or sell a security at a specified price on a future date at a price agreed upon when the contract is made. A call option on a futures contract, in return for the premium paid to the seller, gives the buyer the right to assume a position in a futures contract at the specified exercise price at any time during the life of the contract. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds the exercise price of the call option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. As in the case of written call options on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities, the Fund may enter into closing purchase transactions to close out options written on index futures at any time prior to expiration.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund's principal investments. Any additional risks associated with the Fund's non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the Fund's principal investments.
INVESTMENT AND MARKET RISK
An investment in Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities like other market investments may fluctuate. Because the Fund intends to sell call options on a continuous basis on substantially the full value of its portfolio holdings, the Fund's appreciation potential from its investments in U.S. Treasury securities and U.S. Government Agency securities will be limited. The Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.
ISSUER RISK
Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower.
INTEREST RATE RISK
The value of Fund Shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate securities held by the Fund can be expected to decline. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. U.S. interest rates have recently been at or near their lowest levels in many years and there may be a greater than normal risk that interest rates will rise and cause the Fund's portfolio to decline in value. A decline in the value of fixed-rate securities held by the Fund will not affect interest income
11

received on such securities, but will be reflected in a decline of the Fund's net asset value. Although the Adviser believes that the Duration Strategy may help to protect the value of the Core Portfolio from increases in interest rates and assist in adding excess return to the Core Portfolio during a decline in interest rates by opportunistically adjusting the portfolio duration up or down (as appropriate) to take advantage of these anticipated interest rate moves, there is no guarantee that the Fund's Duration Strategy will work and correctly predict the movement of interest rates or will mitigate the impact of the Fund's Option Strategy.
REINVESTMENT RISK
Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities (whether pursuant to the Option Strategy, as a result of return of principal upon maturity, call or redemption by the issuer, or sale by the Fund) at market interest rates that are below the portfolio's current earnings rate. A decline in income could negatively affect the market price of the Shares.
RISK ASSOCIATED WITH U.S. GOVERNMENT SECURITIES AND AGENCY SECURITIES
Some U.S. Government securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. U.S. Government Agency securities, including securities issued by U.S. Government-sponsored enterprises and instrumentalities are not direct obligations of the United States and may not be backed by the full faith and credit of the United States. Certain U.S. Government-sponsored enterprises are backed by the full faith and credit of the U.S. Government. However, other U.S. Government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises' obligations, and therefore are subject to increased credit risk.
OPTION STRATEGY RISK
The Fund will, through its Option Strategy, write (sell) call options on the Fund's portfolio of U.S. Treasury securities and U.S. Government Agency securities and/or options futures on U.S. Treasury securities and U.S. Government Agency securities. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price of the call (net of the premium per share received on the call). Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. If the Fund is required to sell such portfolio securities and reinvest the proceeds in securities paying interest rates that are below the Fund's current earnings, income from the Fund's portfolio may decline.
The Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
The Fund may effect option transactions in over-the-counter markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of exchange-based markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Although the Fund will use bilateral collateral exchange agreements with all OTC
12

counterparties, this does not eliminate the risks that a counterparty will default. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.
DURATION STRATEGY RISK
The Fund will use the Duration Strategy in order to generate capital appreciation through the selective adjustment of the duration of the Core Portfolio based on the Adviser's research outlook. There are no assurances that the Fund's Duration Strategy will be successful. The success of the Fund's Duration Strategy depends significantly on the Adviser's ability to accurately predict interest rate movements and the Fund's ability to adjust its portfolio correctly and in a timely manner.
The Duration Strategy is highly dependent on proprietary quantitatively-based models that have been researched, developed and utilized by the Adviser to evaluate the interest rate environment, although generally these models have not been independently tested or otherwise reviewed (other than by the Adviser). The Adviser's models employ assumptions that abstract a limited number of variables from complex financial markets which they attempt to replicate. Any one or all of these assumptions, whether or not supported by past experience, could prove over time to be incorrect. Also, if material factors are not incorporated into the Adviser's models, or are incorporated inaccurately, losses could result. The outputs of the Adviser's models may differ substantially from the reality of the markets.
The Adviser will implement the Duration Strategy through the use of certain derivative instruments, including but not limited to swaps and futures. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying reference or valuation instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, certain common provisions in OTC derivative instruments give the counterparty the right to terminate any such contract between it and the Fund, upon the occurrence of certain events with respect to the Fund, including, for example, the decline of the Fund's NAV below a specified level over a given time period or the departure of certain key persons at the Fund. Factors that may contribute to such a NAV decline (which usually must be substantial) include a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies).
MORTGAGE-BACKED SECURITIES (MBS) RISK
The value of Fund Shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund. Mortgage loans are most likely to be prepaid in a declining interest rate environment and when MBS are trading at a substantial premium. Prepayments may cause the Fund to incur capital loss and may reduce the Fund's income distributions because the proceeds of a prepayment may be invested in lower-yielding securities. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS which in turn would lengthen the duration of the Fund's portfolio. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates. The value of Shares can also be adversely affected by erosion in premiums on MBS held. Certain government agencies or instrumentalities, such as GNMA, FNMA and FHLMC, provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Such guarantees may or may not be backed by the full faith and credit of the U.S. Government.
TAX RISK
Reference is made to “Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Certain transactions entered into by the Fund are subject to special tax rules that may, among other things: (i) affect the character of gains and losses realized; (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iii) cause the Fund to recognize income without a corresponding receipt of cash
13

(with which to make the necessary distributions to satisfy distribution requirements applicable to RICs); (iv) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income; (v) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; and (vi) produce income that may not qualify as good income for purposes of satisfying the Fund's qualification as a RIC. Operation of these rules may affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark to market certain types of positions in its portfolio, including some of its call options (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash.
RISK OF INFLATION-PROTECTED SECURITIES
The value of inflation-protected securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the Fund's investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. Generally, when real interest rates rise, the value of inflation-protected securities will fall and the Fund's value may decline as a result of this exposure to these securities. The greatest risk occurs when interest rates rise and inflation declines.
RISK RELATED TO THE ECONOMY
The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or the stock market based on negative developments in the U.S. and global economies. Economic, political and financial conditions may, from time to time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other factors which could negatively impact the Fund's performance. A general rise in interest rates, which could result from a change in government policies, has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities and may result in decreased liquidity and increased volatility in the fixed-income markets. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding. The Fund's current NAV and/or public offering price may be found at FederatedInvestors.com, via online news sources and in certain newspapers.
You can purchase, redeem or exchange Shares any day the NYSE is open.
In calculating its NAV, the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (“Board”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
14

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment's fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
FEE WHEN YOU REDEEM OR EXCHANGE
For six (6) months from the Closing Date of the Reorganization of the Predecessor Fund, Shares of the Fund are redeemable or exchangeable at a price equal to the current NAV per Share less a 1.00% redemption fee in the manner described below. Once the 6 month redemption period has passed, Shares may be redeemed or exchanged without the 1.00% redemption fee. Redemptions include Shares redeemed through an exchange.
The 1.00% fee directly affects the amount a shareholder who is subject to the fee receives upon redemption or exchange. This redemption fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption fee will be paid to the Fund. The redemption fee is not a sales charge, is not paid to the Adviser or its affiliates and is not subject to waiver or reduction. The Fund reserves the right to modify the terms of or terminate this redemption fee at any time.
How is the Fund Sold?
The Fund offers one Share class, representing interests in a single portfolio of securities. Please note that certain purchase restrictions may apply.
Under the Distributor's Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).
The Fund's Distributor markets the Shares to institutions or to individuals, directly or through financial intermediaries.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
15

networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds, within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus.
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund.
Investors in the Predecessor Fund should consult with their Financial Intermediary to confirm that the options below are available.
THROUGH A FINANCIAL INTERMEDIARY
■	Establish an account with the financial intermediary; and
■	Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).
You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
DIRECTLY FROM THE FUND
■	Establish your account with the Fund by submitting a completed New Account Form; and
■	Send your payment to the Fund by Federal Reserve wire or check.
16

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund's Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Funds, note your account number on the check, and send it to:
The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Funds
30 Dan Road
Canton, MA 02021-2809
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedInvestors.com under Customer Service/Find a Form. You will receive a confirmation when this service is available.
THROUGH AN EXCHANGE
You may purchase Fund Shares through an exchange from another Federated fund. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.
To do this you must:
■	ensure that the account registrations are identical;
■	meet any applicable minimum initial investment requirements; and
■	receive a prospectus for the fund into which you wish to exchange.
The Fund may modify or terminate the exchange privilege at any time.
You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Government Reserves Fund and any R class.
By Online Account Services
You may access your accounts online to purchase shares through Federated's Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit www.FederatedInvestors.com and select “My Investments,” or call (800) 245-4770 to speak with a Client Service Representative. Institutional shareholders should speak with their Federated relationship manager to discuss online options available.
17

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
RETIREMENT INVESTMENTS
You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.
How to Redeem and Exchange Shares
You should redeem or exchange Shares:
■	through a financial intermediary if you purchased Shares through a financial intermediary; or
■	directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
Investors in the Predecessor Fund should consult with their Financial Intermediary to confirm that the options below are available.
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.
By Mail
You may redeem or exchange Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600
Send requests by private courier or overnight delivery service to:
The Federated Funds
30 Dan Road
Canton, MA 02021-2809
All requests must include:
■	Fund name and Share class, account number and account registration;
■	amount to be redeemed or exchanged;
■	signatures of all shareholders exactly as registered; and
■	if exchanging , the Fund name and Share class, account number and account registration into which you are exchanging.
Call your financial intermediary or the Fund if you need special instructions.
18

Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■	your redemption will be sent to an address other than the address of record;
■	your redemption will be sent to an address of record that was changed within the last 30 days;
■	a redemption is payable to someone other than the shareholder(s) of record; or
■	transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem or exchange shares through Federated's Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit www.FederatedInvestors.com and select “My Investments,” or call (800) 245-4770 to speak with a Client Service Representative. Institutional shareholders should speak with their Federated relationship manager to discuss online options available.
PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■	An electronic transfer to your account at a financial institution that is an ACH member; or
■	Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Redemption In-Kind
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■	to allow your purchase to clear (as discussed below);
■	during periods of market volatility;
■	when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
■	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:
■	when the NYSE is closed, other than customary weekend and holiday closings;
■	when trading on the NYSE is restricted, as determined by the SEC; or
■	in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.
You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.
redemptions from retirement accounts
In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.
19

EXCHANGE PRIVILEGE
You may exchange Shares of the Fund. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. To do this, you must:
■	ensure that the account registrations are identical;
■	meet any applicable minimum initial investment requirements; and
■	receive a prospectus for the fund into which you wish to exchange.
The Fund may modify or terminate the exchange privilege at any time.
In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”
You may exchange Shares for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Government Reserves Fund and any R class.
Systematic Withdrawal/Exchange Program
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund does not issue share certificates.
Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
20

Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
ACCOUNTS WITH LOW BALANCES
Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 or in the case of IRAs $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.
Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.
The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a 1% fee on redemptions or exchanges of Fund Shares within six (6) months from the Closing Date of the Reorganization of the Predecessor Fund. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of twelve months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include percentage breakdowns of the portfolio by effective maturity range, type of security and credit quality.
21

You may also access portfolio information as of the end of the Fund's fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund's Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Adviser and other subsidiaries of Federated advise approximately 122 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $361.1 billion in assets as of December 31, 2015. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,445 employees. Federated provides investment products to approximately 8,400 investment professionals and institutions.
The Adviser advises approximately 89 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $237.7 billion in assets as of December 31, 2015.
PORTFOLIO MANAGEMENT INFORMATION
J. Andrew Kirschler
J. Andrew Kirschler is the Portfolio Manager to the Fund and the Predecessor Fund since January 2014. Mr. Kirschler joined Federated in 1990 in the Internal Sales department. In 1994 he was an Assistant Trader, in 1996 a Trader and in 2003 a Senior Trader on the fixed income desk concentrating on government securities. Mr. Kirschler became a Senior Investment Analyst in 2013. In 2000 he was appointed Assistant Vice President and in 2003 appointed Vice President of a Federated advisory subsidiary. Mr. Kirschler received his M.B.A from the University of Pittsburgh.
The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary Information” section of the Prospectus.
A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's annual shareholder report for the period ended November 30 and the Predecessor Fund's semi-annual shareholder report for the period ended May 31.
22

Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains. The Fund is the successor to the Predecessor Fund. The information presented incorporates the operations of the Predecessor Fund which, as a result of the reorganization, are the Fund's operations.
This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
23

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015 [1]	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.28	$14.93	$15.96	$16.54	$18.03
Income From Investment Operations:
Net investment income[2]	0.07	0.16	0.12	0.15	0.21
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(0.23)	(0.29)	(0.59)	0.10	(0.68)
TOTAL FROM INVESTMENT OPERATIONS	(0.16)	(0.13)	(0.47)	0.25	(0.47)
Less Distributions:
Distributions from net investment income	(0.09)	(0.16)	(0.12)	(0.17)	(0.21)
Return of capital[3]	(0.24)	(0.37)	(0.55)	(0.71)	(0.81)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(0.33)	(0.53)	(0.67)	(0.88)	(1.02)
Redemption Fees	0.04	—	—	—	—
Repurchase of Common Shares	0.00 [4]	0.01	0.11	0.05	—
Net Asset Value, End of Period	$13.83	$14.28	$14.93	$15.96	$16.54
Total Return	(0.89)% [5]	(0.87)% [6]	(2.29)% [6]	1.91% [6]	(2.66)% [6]
Ratios to Average Net Assets:
Net expenses	0.99%	0.95%	1.05%	1.03%	1.00%
Net investment income	0.51%	1.06%	0.76%	0.93%	1.20%
Expense waiver/reimbursement[7]	0.05%	0.03%	0.08%	—	—
Supplemental Data:
Net assets, end of period (000 omitted)	$75,255	$122,728	$129,624	$147,676	$158,245
Portfolio turnover	210%	147%	52%	31%	67%
1	Federated Enhanced Treasury Income Fund (closed-end fund) (the “Predecessor Fund”) was reorganized into Federated Enhanced Treasury Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of the close of business on October 23, 2015. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Per share numbers have been calculated using the average shares method.
3	Represents a return of capital for federal income tax purposes.
4	Represents less than $0.01.
5	Based on net asset value.
6	Total Return is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated November 30, 2015, which can be obtained free of charge.
24

Appendix A: Hypothetical Investment and Expense Information
The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED ENHANCED TREASURY INCOME FUND
ANNUAL EXPENSE RATIO: 1.67%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$169.78	$10,333.00
2	$10,333.00	$516.65	$10,849.65	$175.43	$10,677.09
3	$10,677.09	$533.85	$11,210.94	$181.28	$11,032.64
4	$11,032.64	$551.63	$11,584.27	$187.31	$11,400.03
5	$11,400.03	$570.00	$11,970.03	$193.55	$11,779.65
6	$11,779.65	$588.98	$12,368.63	$200.00	$12,171.91
7	$12,171.91	$608.60	$12,780.51	$206.66	$12,577.23
8	$12,577.23	$628.86	$13,206.09	$213.54	$12,996.05
9	$12,996.05	$649.80	$13,645.85	$220.65	$13,428.82
10	$13,428.82	$671.44	$14,100.26	$228.00	$13,876.00
Cumulative		$5,819.81		$1,976.20
25

An SAI dated January 31, 2016, includes additional information about the Fund and is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and in the Predecessor Fund's Annual and Semi-Annual Reports to Shareholders. The Annual Report's and Semi-Annual Report's Portfolio Manager Review discusses market conditions and investment strategies that significantly affected the Predecessor Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.
Federated Enhanced Treasury Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-4577
CUSIP 31420C589
Q452769 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Statement of Additional Information
January 31, 2016
Share Class	Ticker
A	CAPAX
B	CAPBX
C	CAPCX
F	CAPFX
R	CAPRX
Institutional	CAPSX
Federated Capital Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
G01154-02 (1/16)
Federated is a registered trademark
of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Federated Capital Income Fund

A Portfolio of Federated Income Securities Trust

This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Capital Income Fund (“Fund”), dated January 31, 2016.
This SAI incorporates by reference the Fund's Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-341-7400.

Contents
1	How is the Fund Organized?
1	What are the Fund's Investment Strategies?
1	Securities in Which the Fund Invests
13	Investment Risks
17	Investment Objective (and Policy) and Investment Limitations
19	What Do Shares Cost?
21	How is the Fund Sold?
24	Purchases In-Kind
24	Subaccounting Services
25	Redemption In-Kind
25	Massachusetts Partnership Law
25	Account and Share Information
26	Tax Information
27	Who Manages and Provides Services to the Fund?
42	Financial Information
42	Investment Ratings
47	Addresses
48	Appendix

How is the Fund Organized?
The Fund is a diversified portfolio of Federated Income Securities Trust (“Trust”). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on January 24, 1986. The Trust may offer separate series of shares representing interests in separate portfolios of securities.
The Fund was originally established under the laws of the state of Maryland on April 20, 1987. On January 9, 2003, its name was changed from Federated Utility Fund, Inc. to Federated Capital Income Fund, Inc. Effective May 27, 2003, the Fund was reorganized as a portfolio of the Trust and changed its name to Federated Capital Income Fund.
The Board of Trustees (“Board”) has established six classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares (“Shares”). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Equity Management Company of Pennsylvania (“Adviser”). Effective March 6, 2006, Passport Research II, Ltd., the Fund's former Adviser, merged into the Fund's current Adviser.
What are the Fund's Investment Strategies?
Non-Principal Investment Strategy–Trading Investments Related to the CBOE Volatility Index
As a non-principal investment strategy, the Fund may trade investments related to the CBOE Volatility Index for diversification purposes or to generate income from such trades, in each case as more fully described below. This strategy will expose the Fund to the Risks of a VIX Based Strategy and the Risks of Investing in Derivative Contracts and Hybrid Instruments.
Background on the CBOE Volatility Index and VIX Futures
The CBOE Volatility Index, also known as the “VIX Index,” attempts to forecast the expected level of volatility in the U.S. stock market, as reflected by the S&P 500 Index (the “S&P 500”), over 30 days in the future. The Chicago Board Options Exchange calculates the VIX Index using a formula that averages the prices of designated options on the S&P 500. These prices have tended to increase during periods of heightened U.S. stock market uncertainty and decrease during periods of greater market stability, which, in turn, would result in increases or decreases, respectively, in the level of the VIX Index. Accordingly, the VIX Index is frequently referred to as the “fear gauge” of the U.S. stock market. Historically, the VIX Index has had a negative correlation with the S&P 500 (i.e., the level of the VIX Index rises as the level of the S&P 500 falls). VIX Futures are standard futures contracts on forward 30-day implied volatilities of the S&P 500 index. It is also possible to invest in hybrid instruments that are valued by reference to VIX Future (“VIX Hybrids”).
Investment Strategy Related to Trading VIX Options
The Fund's principal investment strategies, as set forth in the Prospectus, focus on investing in equity and fixed-income securities that have high income potential and secondarily capital appreciation. To implement these strategies, the Adviser monitors a variety of factors, including economic and market indicators. Expectations of volatility in the U.S. stock market, as forecasted by the VIX Index, can affect these factors. In the Adviser's experience, historically, the VIX Index has shown a general tendency toward having a negative correlation with the returns of the securities in which the Fund invests. As such, exposure to the VIX Index may offer a diversification benefit to the Fund. Within this context, the Fund can trade VIX Hybrids in order to:
■	hedge against potential declines in the value of the Fund's portfolio, a type of a hedging transaction known as a “cross-hedge” (see WHAT ARE THE PRINCIPAL SECURITIES IN WHICH THE FUND INVESTS–OTHER INVESTMENTS, TRANSACTION, TECHNIQUES–Hedging); and/or
■	realize income and potentially gains in anticipation of an expected changes in the value of the VIX Futures (either related to or independent of the value of the Fund's portfolio of investments).
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund's Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).

Securities Descriptions And Techniques
Equity Securities
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because their value is tied more directly to the value of the issuer's business.
The following describes the types of equity securities in which the Fund may invest:
Interests in Other Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.
Warrants
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the “exercise price”) by a specified future date (the “expiration date”). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
Fixed-income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate or floating rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following further describes the types of fixed-income securities in which the Fund invests. This information is either additional information in respect of a principal security referenced in the Prospectus or information in respect of a non-principal security (in which case there is no related disclosure in the Prospectus):
Government Securities (A Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (Freddie Mac), and Federal National Mortgage Association (Fannie Mae) in support of such obligations.
Some government agency securities have no explicit financial support, and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.
Recent Events Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA), a newly created independent regulator. Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator's appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.
In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury's obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac's and Fannie Mae's operations and activities under the SPAs, market responses to developments in Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization, or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.
Commercial Paper (A Type of Corporate Debt Security)
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.
Demand Instruments (A Type of Tax-Exempt Security)
Demand instruments are corporate securities that require the issuer or a third party, such as a dealer or bank (the “Demand Provider”), to repurchase the security for its face value upon demand. Some demand instruments are “conditional,” so that the occurrence of certain conditions relieves the Demand Provider of its obligation to repurchase the security. Other demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider's obligation to repurchase the security can terminate. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.
Municipal Securities (A Fixed-Income Security)
Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.
Collateralized Mortgage Obligations (A Type of Mortgage-Backed Security)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.
Sequential CMOs (A Type of CMO)
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes (Types of CMOs)
More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.
IOs and POs (Types of CMOs)
CMOs may allocate interest payments to one class (“Interest Only” or IOs) and principal payments to another class (“Principal Only” or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.
Floaters and Inverse Floaters (Types of CMOs)
Another variant allocates interest payments between two classes of CMOs. One class (“Floaters”) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (“Inverse Floaters”) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.
Z Classes and Residual Classes (Types of CMOs)
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.
The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.
Non-Governmental, Mortgage-Backed Securities (A Type of Mortgage-Backed Security)
Non-governmental, mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental, mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risks and liquidity risks. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.
Asset-Backed Securities (A Fixed-Income Security)
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.
Zero-Coupon Securities (A Fixed-Income Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero-coupon security.
There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as “coupon stripping.” Treasury STRIPs, IOs and POs are the most common forms of stripped zero-coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments (A Fixed-Income Security)
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.
Insurance Contracts (A Fixed-Income Security)
Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Insurance contracts generally provide that the purchaser will deposit money with the insurance company and the insurance company will pay interest for the life of the contract and return the principal at maturity. The Fund treats these contracts as fixed-income securities.
Foreign Securities
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:
■	it is organized under the laws of, or has a principal office located in, another country;
■	the principal trading market for its securities is in another country; or
■	it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Foreign securities may be denominated in foreign currencies or in U.S. dollars. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.
Foreign Corporate Debt Instruments
The Fund will also invest in high yield debt instruments of foreign corporations. Notes, bonds, debentures, loans and commercial paper are the most prevalent types of corporate debt securities.
The credit risks of corporate debt instruments vary widely among issuers. The credit risk of an issuer's debt instrument may also vary based on its priority for repayment. For example, higher ranking (“senior”) debt instruments have a higher priority than lower ranking (“subordinated”) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In addition, in the event of bankruptcy, holders of senior debt instruments may receive amounts otherwise payable to the holders of subordinated debt instruments.
Credit Enhancement
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.
Loan Instruments (A Fixed-Income Security)
The Fund may invest in loans and loan-related instruments, which are generally interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments include, but are not limited to, interests in trade finance loan transactions, pre export/import finance transactions, factoring, syndicated loan transactions and forfeiting transactions.
Trade finance refers generally to loans made to producers, sellers, importers and/or exporters in relation to commodities, goods, or services. Such loans typically have short-to-medium term maturities and will generally be self-liquidating (i.e., as the goods or commodities are sold, proceeds from payments for such goods or commodities are used to pay the principal on the loan prior to being distributed to the borrower). These trade finance structures are subject to significant individual variation but typical structures may include but not be limited to the following:
Buyer's credit. An extension of credit typically made by a bank to a buyer of goods (i.e., importer) to finance the purchase of goods under a commercial contract of sale.
Contract frustration and trade credit indemnity. An insurance policy issued by an insurer in favor of an insured (typically a supplier or a bank) that provides conditional coverage to the insured against loss incurred as a result of non-payment/non delivery by an obligor involved in a trade transaction.

Cross border leases. Cross border leases, often structured with insignificant residual value.
Export credit agency financing. A loan where an export credit agency acts as lender, co-lender or guarantor.
Import finance. An extension of credit made to an importer that finances his imports.
Inventory finance. An extension of credit made to a borrowing entity (be it an importer or exporter) secured against the physical inventory held and owned by that borrower. The inventory may be held in a warehouse.
Letter of Credit (L/C). A written undertaking, or obligation, of a bank made at the request of its customer (usually an importer) to honor or pay an exporter against presentation of trade documents that comply with terms specified in the letter of credit.
Multilateral agency financing. A loan where a multilateral agency acts as either a lender or a co-lender. Such a loan may benefit from preferred creditor status in the event of shortages of foreign exchange that may be experienced by sovereign governments.
Pre-export finance. An extension of credit to an exporter before export of the goods has taken place. This can be secured against the subject goods or sales proceeds, or unsecured.
Pre-payment agreement. An extension of credit to an exporter where the source of pay-back is through the future export of goods. The difference between Pre-export finance and a Pre-payment agreement is that the latter arrangement may involve the buyer of the goods as a contractual party and is in effect a payment for goods in advance of delivery.
Promissory notes, bills of exchange and other forms of negotiable instrument. A written promise to pay issued by (or drawn on) an obligor in favor of a beneficiary.
Receivables. Receivables or flows of receivables created in consideration for the transfer of goods and services.
Supplier Credit. An extension of credit made by a supplier (or exporter) to an importer to finance a purchase of goods. Banks or other lenders may purchase or participate in the credit instrument if the instrument permits transfer.
Trade finance related loans and other loan assignments and participations. The Fund expects primarily to purchase trade finance loans and other loans by assignment, transfer or novation from a participant in the original syndicate of lenders or from subsequent holders of such interests. The Fund may also purchase participations on a primary basis from a mandated lead arranger during the formation of the original syndicate making such loans. See the headings “Loan Assignments” and “Loan Participations” below for a complete description of such loan assignments and loan participations.
Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger. A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan assignment or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property, which is commonly referred to as collateral. The purpose of securing loans is to allow the lenders to exercise rights over the collateral if a loan is not repaid as required by the terms of the loan agreement. Collateral may include security interests in receivables, goods, commodities, or real property. With regard to trade finance loan transactions the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower's ability to repay the loan will be dependent on the borrower's ability to sell, and the purchaser's ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may also be tranched or tiered with respect to collateral rights. Unsecured loans expose the lenders to increased credit risk.
The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).
The Fund treats loan instruments as a type affixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this SAl of these various risks, references to “issuer,” include borrowers under loan instruments.) Many loan instruments incorporate risk mitigation, credit enhancement (e.g. standby letters of credit) and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended and may expose the Fund to credit enhancement risk.
Loans and loan-related instruments are generally considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument. Additionally, in the case of some loans, such as those related to trade finance, there is a limited secondary market. The liquidity of a particular loan will be determined by the Adviser under guidelines adopted by the Fund's board.

Loan Assignments (A Type of Loan Instrument)
The Fund may purchase a loan assignment from the agent bank or other member of the lending syndicate. Investments in loans through an assignment may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.
Loan Participations (A Type of Loan Instrument)
The Fund may purchase a funded participation interest in a loan, by which the Fund has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution, or lending syndicate) that has a direct contractual relationship with a borrower. In loan participations, the Fund does not have a direct contractual relationship with the borrower.
The fund may also purchase a type of a participation interest, known as risk participation interest. In this case, the Fund will receive a fee in exchange for the promise to make a payment to a lender if a borrower fails to make a payment of principal, interest or fees, as required by the loan agreement.
When purchasing loan participations, the Fund will be exposed to credit risk of the borrower and, in some cases, the intermediary offering the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service or, if rated, may be below investment grade and expose the Fund to the risks of noninvestment-grade securities.
Floating Rate Loans
Floating rate loans are debt instruments issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other instruments of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.
Lower-Rated, Debt Instruments
Lower-rated debt instruments are debt instruments rated below investment-grade (i.e., BB or lower) by a nationally recognized statistical rating organization (NRSRO). There is no minimal acceptable rating for a debt instrument to be purchased or held by the Fund, and the Fund may purchase or hold unrated securities and debt instruments whose issuers are in default.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to closeout than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearinghouse or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearinghouse member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC's regulations also generally require that the swap be executed on registered exchange or through a market facility that is known as a swap execution facility or “SEF.” Central clearing is presently required only for certain swaps, the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF, and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund's ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.

Interest-Rate Futures
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.
Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
Currency Futures and Currency Forward Contracts (Types of Futures Contracts)
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is not an exchange-traded contract and represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund's counterparty to the contract were to default.
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy and/or sell the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■	Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■	Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Currency Swaps
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (“Federated”) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Other Investments, Transactions, Techniques
Asset Segregation
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (“1940 Act”), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund's daily marked-to-market (“net”) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value.
The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund's asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund's current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.
By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund's obligations.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Note (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

Equity Linked Note (A Type of Hybrid Instrument)
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.
Securities Lending
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.
The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.
Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.
Securities lending activities are subject to interest rate risks and credit risks.
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed securities, high-yield and certain emerging market fixed-income securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in loan instruments, including trade finance loan instruments, primarily by investing in other investment companies (which are not available for general investment by the public) that owns those instruments and that are advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.
Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund's principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Equity Securities Investment Risks
Risk Related to Company Size
Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Fixed-Income Investment Risks
Issuer Credit Risk
It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.

Many fixed-income securities receive credit ratings from NRSROs such as Fitch Rating Service, Moody's Investor Services, Inc., and Standard & Poor's that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO's assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund's portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
As a general matter, the leveraged loans in which the Fund invests have a higher default risk than investment-grade debt instruments. Many fixed-income instruments receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If an asset has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
The senior secured corporate loans and corporate debt instruments in which the Fund invests generally are subject to less credit risk than unsecured high-yield bonds (also known as “junk bonds”). Leveraged loans often have features that junk bonds generally do not have. They usually are senior obligations of the borrower or issuer, usually are secured by collateral and generally are subject to certain restrictive covenants in favor of the lenders or debt instrument holders that invest in them. Leveraged loans often are issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Some of these loans may be “covenant lite” loans which do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria are breached.
Risk of Investing In Loans
In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund's access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Loans generally are subject to legal or contractual restrictions on resale.
Agent Insolvency Risk
In a syndicated loan, the agent bank is the bank in the syndicate that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).
Loan Prepayment Risk
During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled which may force the Fund to reinvest in lower-yielding debt instruments.
Prepayment Risk
Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities.
For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.
Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the “spread”). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
Call Risk
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
Credit Enhancement Risk
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security's value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.
A single enhancement provider may provide credit enhancement to more than one of the Fund's investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.
Loan Liquidity Risk
Loans generally are subject to legal or contractual restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower's obligations under the loan. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss.
The Fund's investments in loan instruments may be considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices.
Risk Associated with Complex CMOs
CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.
Risk of a VIX-Index Based Strategy
There is no guarantee that the VIX based strategies will work as intended. VIX based investment strategies represent a relatively new investment strategy with respect to which limited historical data is available. Such strategies may include entering into a derivative or hybrid instrument which utilizes the VIX Index or VIX Futures as an underlying reference asset. There may be unexpected changes or interruptions in the historical tendency for a negative correlation between changes in the level of the VIX Index and the S&P 500 Index. Similarly, the level of the VIX Index and the prices of VIX Futures, as well as the relationship between this level and these prices, may change in an unpredictable manner that may, in turn, have an unforeseeable effect on the VIX based strategies. Furthermore, the VIX Futures contract may experience periods of decreased liquidity that may, in turn, cause the Fund to incur increased costs in connection with any trading strategy or instrument that involves these futures contracts. Additionally, a VIX Index based strategy may expose the Fund to increased levels of volatility relative to more traditional investment strategies. Finally, the VIX Index attempts to forecast the expected level of volatility in the U.S. stock market over a stated period of time; the actual volatility of the market over a given time period may not conform to the level forecasted by the VIX for that period. Finally, investing in VIX Hybrids will not produce investment returns identical to an investment in the underlying VIX Futures contract for the same period of time.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to a) incur an excise tax on a portion of the income related to those contracts and instruments and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund's prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.
Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”
Risk Related To The Economy
Economic, political and financial conditions may from time to time, and for varying periods of time, cause volatility, illiquidity and/or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, for example, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects, which could negatively impact the Fund's performance. A general rise in interest rates, which could result from a change in government policies, has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities, and may result in decreased liquidity and increased volatility in the fixed-income markets. Among other investments, lower-grade bonds and loans are sensitive to changes in the economy.

Cyber Security Risk
Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund, and the Fund's service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund's NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund's investments to lose value. The Fund's Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Adviser or its affiliates, or other service providers, will succeed, either entirely or partially, Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Fund's Adviser, and its relevant affiliates, cannot control the cyber systems and cyber security systems of issuers or third party service providers.
Investment Objective (and Policy) and Investment Limitations
The Fund's primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective.
For temporary or defensive purposes, the Fund may be primarily invested in short-term money market instruments including certificates of deposit, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper rated not lower than “A-1” by S&P or “Prime-1” by Moody's or repurchase agreements.
The investment objectives and policy may not be changed by the Fund's Trustees without shareholder approval.
Investment Limitations
Concentration of Investments
The Fund will not invest more than 25% of its total assets (valued at time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.
Selling Short and Buying on Margin
The Fund will not purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.
Issuing Senior Securities and Borrowing Money
The Fund will not borrow money, issue senior securities, or pledge assets, except that under certain circumstances the Fund may borrow money and engage in reverse repurchase transactions in amounts up to one-third of the value of its net assets, including the amounts borrowed, and pledge up to 10% of the value of those assets to secure such borrowings.
The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.
Pledging Assets
The Fund will not pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit in escrow of securities in connection with the writing of call options or collateralizing loans of securities is not deemed to be a pledge or hypothecation for any purpose.

Underwriting
The Fund will not underwrite any issue of securities, except as it may deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies and limitations.
Diversification of Investments
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.
Lending Cash or Securities
The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies.
Investing in Real Estate
The Fund will not purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein, such as mortgage pass-throughs, pay-throughs, collateralized mortgage obligations and securities issued by companies that invest in real estate or interests therein. The Fund will not invest in limited partnerships investing in real estate or real estate investments.
Investing in Commodities
The Fund will not purchase or sell commodities or commodity contracts.
Investing in Illiquid Securities
The Fund will not invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.
The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Purchasing Securities to Exercise Control
The Fund will not invest for the purpose of exercising control over or management of any company.
Restricted and Illiquid Securities
The Fund may invest in restricted securities. Restricted securities are any securities that are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.
Additional Information
If a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.
The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.
The Fund has a fundamental investment policy that permits it to concentrate in the utilities industry. However, the Fund has no present intention of concentrating its investments in the utilities industry.
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

What Do Shares Cost?
Determining Market Value of Securities
A Share's net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Fixed-income securities acquired with remaining maturities of greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost as described below, unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security or repurchase agreement.
■	Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■	OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

Amortized Cost Values
Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment's cost each day. The Fund uses this adjusted cost to value the investment.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.
Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer's operations or liquidation.
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment's “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment's fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer's financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment's value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment's fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Board has ultimate responsibility for any fair valuations made in response to a significant event.
How is the Fund Sold?
Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.
Rule 12b-1 Plan (CLASS B SHARES, CLASS C SHARES, CLASS F SHARES AND CLASS R SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.
In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.
The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.
For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.
In addition, in connection with the sale of Class B Shares and Class C Shares, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads from the Class B Shares and Class C Shares. Federated and its subsidiaries may benefit or sustain losses from such arrangements.

Regarding the Fund's Class F Shares, the Class F Shares of the Fund currently does not accrue, pay or incur any Rule 12b-1 Plan fee, although the Board of Trustees has adopted a Plan that permits the Class F Shares of the Fund to accrue, pay and incur a Rule 12b-1 Plan fee of up to a maximum amount of 0.05%, or some lesser amount as the Board of Trustees shall approve from time to time. The Class F Shares of the Fund will not incur or charge such Rule 12b-1 Plan fees until such time as approved by the Fund's Board of Trustees.
Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor's efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.

For the year ended December 31, 2015, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated fund shares or provide services to the Federated funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31, 2015, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
Academy Securities, Inc.
ADP Broker-Dealer, Inc.
Amegy Investments Inc.
American Portfolios Financial Services, Inc.
Ameriprise Financial Services Inc.
Apex Clearing Corporation
AssetMark Trust Company
AXA Advisors, LLC
B.C. Ziegler And Company
Banc of America Investment Services, Inc.
Barclays Capital Inc.
BB&T Securities, LLC
BCG Securities, Inc.
BMO Harris Financial Advisors, Inc.
BNP Paribas Securities Corporation
Brinker Capital Securities, Inc.
Broadridge Business Process Outsourcing, LLC
Cadaret, Grant & Co., Inc.
Capital Financial Services, Inc.
Capital Guardian, LLC
Capital One Investing, LLC
Cary Street Partners, LLC
CCO Investment Services Corp.
Cetera Advisors LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
COR Clearing LLC
Credit Suisse Securities (USA) LLC
Cuso Financial Services, L.P.
D.A. Davidson & Co.
Davenport & Company LLC
David Lerner Associates, Inc.
Deutsche Bank Securities Inc.
DST Market Services, LLC
Edward D. Jones & Co., LP
FBL Marketing Services, LLC
Fidelity Brokerage Services, Inc.
Fifth Third Securities, Inc.
First Allied Securities, Inc.
First Southwest Company
Fort Pitt Capital Group Inc.
FSC Securities Corporation
Goldman, Sachs, & Company
GWFS Equities, Inc.
Hand Securities, Inc.
H. Beck, Inc.
Hazlett, Burt & Watson, Inc.
HefrenTillotson, Inc.
Henderson Global Investors Limited
HighTower Securities LLC
Hilltop Securities Inc.
Independent Financial Group, LLC
ING INVESTMENT ADVISORS, LLC
Institutional Cash Distributors, LLC
INTL FCStone Securities, Inc.
Intrust Brokerage Inc.
Invest Financial Corporation
Investment Professionals, Inc.
JHS Capital Advisors, LLC
J.J.B. Hilliard, W.L. Lyons, LLC
JPMorgan Securities LLC
JP Turner & Company, LLC
Janney Montgomery Scott LLC
Jefferies, LLC
KeyBanc Capital Markets, Inc.
KMS Financial Services, Inc.
Kovack Securities Inc.
Legend Equities Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
Lockton Financial Advisors LLC
LPL Financial LLC
M&T Securities Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mesirow Financial, Inc.
Metropolitan Life Insurance Company
Mid Atlantic Capital Corp.
Midwestern Securities Trading Company, LLC
MML Investors Services, Inc.
Moors & Cabot, Inc.
Morgan Stanley Smith Barney LLC
Multi-Bank Securities
National Financial Services LLC
National Planning Corporation
Nationwide Investment Services Corporation
Newport Coast Securities, Inc.
NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
Ohio National Equities, Inc.
Oneamerica Securities, Inc.
Oppenheimer & Company, Inc.
PCBB Capital Markets, LLC

People's Securities, Inc.
Pershing LLC
Piper Jaffray & Co.
Planmember Securities Corporation
Planned Investment Co., Inc.
PNC Investments LLC
Princor Financial Services Corporation
Prospera Financial Services, Inc.
Prudential Insurance Company of America The
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Robert W. Baird & Co. Inc.
Royal Alliance Associates Inc
SagePoint Financial, Inc.
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Distributors Inc.
SG Americas Securities, LLC
Sigma Financial Corporation
SII Investments, Inc.
State Street Global Markets, LLC
Stephens Inc.
Sterne, Agee & Leach, Inc.
Stifel, Nicolaus & Company, Incorporated
Summit Brokerage Services, Inc.
SunAmerica Securities, Inc.
SunGard Brokerage & Securities Services, LLC
Suntrust Robinson Humphrey, Inc.
Synovus Securities, Inc.
Teachers Insurance and Annuity Association of America
The Huntington Investment Company
Thrivent Investment Management, Inc.
Transamerica Financial Advisors, Inc.
Treasury Curve, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
UMB Financial Services, Inc.
USI Securities Inc.
Valor Financial Securities LLC
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
Vision Financial Markets, LLC
Voya Financial Partners, LLC
Waddell & Reed, Inc.
Wayne Hummer Investments LLC
Wedbush Morgan Securities Inc.
Wells Fargo Advisors, LLC
Westport Resources Investment Services, Inc.
Woodbury Financial Services, Inc.
UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares, Class B Shares, Class C Shares and Class F Shares of the Fund and the amount retained by the Distributor for the last three fiscal years ended November 30:
	2015		2014		2013
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$7,422,357	$832,388	$13,784,207	$1,515,869	$4,901,051	$485,134
Class B Shares	$ 249,378	$246,744	$ 114,106	$ 106,599	$ 81,211	$ 68,545
Class C Shares	$ 368,800	$368,800	$ 190,249	$ 190,249	$ 54,530	$ 54,530
Class F Shares	$ 538,870	$117,103	$ 924,850	$ 70,172	$ 322,378	$ 15,651
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Subaccounting Services
Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services and any restrictions and limitations imposed.

Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities' values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Fund have equal voting rights, except that in matters affecting only a particular class, only Shares of that class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.
As of January 6, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: National Financial Services LLC, New York, NY, owned approximately 22,682,228 Shares (17.76%); Edward D. Jones & Co., Saint Louis, MO, owned approximately 20,094,254 Shares (15.74%); American Enterprise, Minneapolis, MN, owned approximately 14,010,843 Shares (10.97%); Pershing LLC, Jersey City, NJ, owned approximately 12,235,308 Shares (9.58%); First Clearing, LLC, St. Louis, MO, owned approximately 12,176,402 Shares (9.53%); and Raymond James, St. Petersburg, FL, owned approximately 7,268,024 Shares (5.69%).
As of January 6, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Pershing LLC, Jersey City, NJ, owned approximately 2,808,564 Shares (22.91%); National Financial Services LLC, New York, NY, owned approximately 1,962,194 Shares (16.00%); First Clearing LLC, St. Louis, MO, owned approximately 1,671,169 Shares (13.63%); Morgan Stanley & Co., Jersey City, NJ, owned approximately 814,485 Shares (6.64%); and Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 771,997 Shares (5.80%).
As of January 6, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: First Clearing LLC, St. Louis, MO, owned approximately 31,382,466 Shares (25.29%); Morgan Stanley & Co., Jersey City, NJ, owned approximately 16,481,697 Shares (13.28%); Raymond James, St. Petersburg, FL, owned approximately 14,027,216 Shares (11.30%); Pershing LLC, Jersey City, NJ, owned approximately 11,177,637 Shares (9.00%); American Enterprise, Minneapolis, MN, owned approximately 10,034,038 Shares (8.08%); National Financial Services LLC, New York, NY, owned approximately 7,297,130 Shares (5.88%); and MLPF& S, Jacksonville, FL, owned approximately 7,115,294 Shares (5.73%).
As of January 6, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class F Shares: Edward Jones & Co., Saint Louis, MO, owned approximately 9,923,374 Shares (35.90%); Pershing LLC, Jersey City, NJ, owned approximately 4,313,776 Shares (15.60%); National Financial Services LLC, New York, NY, owned approximately 4,292,149 Shares (15.52%); and First Clearing LLC, St. Louis, MO, owned approximately 1,617,470 Shares (5.85%).

As of January 6, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class R Shares: Mid Atlantic Trust Company FBO Synergy Sales Corp. 401(K), Pittsburgh, PA, owned approximately 57,214 Shares (32.43%); Merrill Lynchg Pierce Fenner & Smith, Jacksonville, FL, owned approximately 10,864 Shares (6.15%); Mid Atlantic Trust Company FBO Ted L. Meyer III MD FAAP 401(k), Pittsburgh, PA, owned approximately 10,138 Shares (5.74%); and Mid Atlantic Trust Company FBO Rita T. Barrison CPA 401(K), Pittsburgh, PA, owned approximately 9,693 Shares (5.49%).
As of January 6, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: First Clearing LLC, St. Louis, MO, owned approximately 12,929,416 Shares (29.63%); Morgan Stanley & Co., Jersey City, NJ, owned approximately 6,997,995 Shares (16.03%); Raymond James, St. Petersburg, FL, owned approximately 4,663,321 Shares (10.68%); Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Jacksonville, FL, owned approximately 4,154,086 Shares (9.52%); UBS WM USA, Jersey City, NJ, owned approximately 3,375,364 Shares (7.73%); and LPL Financial, San Diego, CA, owned approximately 3,013,050 Shares (6.90%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
First Clearing LLC is organized in the state of Delaware and is a subsidiary of Wells Fargo Advisors; organized in the state of Delaware.
Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Jones Financial Companies; organized in the state of Missouri.
Mid Atlantic Trust Company is a fictitious name for Counsel Trust Company, organized in the state of Pennsylvania.
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund's Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
Foreign Investments
If the Fund purchases foreign securities, its investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.
Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to certain trusts.
Certain foreign corporations may qualify as Passive Foreign Investment Companies (PFIC). There are special rules prescribing the tax treatment of such an investment by the Fund, which could subject the Fund to federal income tax.
If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.
As of January 6, 2016, the Fund's Board and Officers as a group owned less than 1% of each class of the Fund's outstanding Shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■	Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■	Desire and availability to serve for a substantial period of time, taking into account the Board's current mandatory retirement age of 75 years.
■	No conflicts which would interfere with qualifying as independent.
■	Appropriate interpersonal skills to work effectively with other Independent Trustees.
■	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■	Diversity of background.
interested Trustees Background and Compensation
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Trust (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.	$0	$0

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Trust (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
	Research, Ltd.	$0	$0
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Trust (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Complex; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
	Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).	$2,421.60	$261,250
G. Thomas Hough Birth Date: February 28,1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Complex; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
	Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association; he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.	$1,071.78	$107,540.05

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Trust (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
	Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.	$2,421.60	$261,250
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; Retired.
Other Directorships Held: None.
	Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International; and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation; and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.	$2,989.34	$322,500
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Other Directorships Held: None.
	Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).	$2,201.44	$237,500
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
	Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).	$2,421.60	$261,250

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Trust (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Other Directorships Held: None.
	Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).	$2,201.44	$237,500
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Other Directorships Held: None. Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	$2,653.33	$286,250
OFFICERS**
Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue. 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

**	Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates or (other than his position as a Trustee) with the Fund.
Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.	One
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O'Neill	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund's internal control over financial reporting and the quality, integrity and independent audit of the Fund's financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund's independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund's internal audit function.	Eight
Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. Thomas M. O'Neill P. Jerome Richey John S. Walsh	The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund's Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund's agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	One

BOARD'S ROLE IN RISK OVERSIGHT
The Board's role in overseeing the Fund's general risks includes receiving performance reports for the Fund and risk management reports from Federated's Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund's Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund's financial reporting and valuation risks. The Audit Committee meets regularly with the Fund's Principal Financial Officer and outside auditors, as well as with Federated's Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
Board Ownership Of Shares In The Fund And In The Federated Family Of Investment Companies As Of December 31, 2015
Interested Board Member Name	Dollar Range of Shares Owned in Federated Capital Income Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	$50,001-$100,000
Maureen Lally-Green	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
Thomas M. O'Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	$10,001 - $50,000	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund's Portfolio Managers is provided as of the end of the Fund's most recently completed fiscal year unless otherwise indicated.

John Nichol, Portfolio Manager
Types of Accounts Managed by John Nichol	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	6/$2.2 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	9/$7.6 million
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $100,001-$500,000.
John Nichol is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is determined by analyzing performance in respect of the following factors: (a) rolling one, three and five calendar year pre-tax gross total returns; (b) average gross distribution yields for one, three and five calendar year periods. With respect to each factor, IPP is measured on a relative basis by comparing performance for a particular measurement period to a designated peer group of comparable accounts. IPP measurement periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Nichol is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of two IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The combined weighting assigned to the Fund and other similar funds is the same as the weighting assigned to other accounts or funds in the IPP groups. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
In addition, Mr. Nichol was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.
Linda Bakhshian, Portfolio Manager
Types of Accounts Managed by Linda Bakhshian	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	6/$2.2 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	9/$7.6 million
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $10,001-$50,000.
Linda Bakhshian is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is determined by analyzing performance in respect of the following factors: (a) rolling one, three and five calendar year pre-tax gross total returns; (b) average gross distribution yields for one, three and five calendar year periods. With respect to each factor, IPP is measured on a relative basis by comparing performance for a particular measurement period to a designated peer group of comparable accounts. IPP measurement periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above,

Ms. Bakhshian is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of two IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The combined weighting assigned to the Fund and other similar funds is the same as the weighting assigned to other accounts or funds in the IPP groups. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
In addition, Ms. Bakhshian was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.
Jerome Conner, Portfolio Manager
Types of Accounts Managed by Jerome Conner	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$1.5 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Jerome Conner is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is determined by analyzing performance in respect of the following factors: (a) rolling one, three and five calendar year pre-tax gross total returns; (b) average gross distribution yields for one, three and five calendar year periods. With respect to each factor, IPP is measured on a relative basis by comparing performance for a particular measurement period to a designated peer group of comparable accounts. IPP measurement periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Jerome Conner is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of three IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Fund is greater than the weighting assigned to other accounts or funds used to determine IPP. Additionally, a portion of Mr. Conner's IPP score is based on the performance of portfolios for which he provides fundamental credit research. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant. Mr. Conner serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mortgage-Backed Affiliated Fund
Todd Abraham, Portfolio Manager
Types of Accounts Managed by Todd Abraham	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	18/$4.8 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Todd Abraham is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on another account managed by the portfolio manager (i.e., Federated Mortgage Core Portfolio). IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Federated Mortgage Core Portfolio's benchmark (i.e., Barclays Mortgage-Backed Securities Index) and versus the Federated Mortgage Core Portfolio's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Abraham is also the portfolio manager for other accounts in addition to the Federated Mortgage Core Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of two IPP groups. Within each performance measurement period, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. Although the performance of each fund/account is considered in calculating the annual incentive amount, the weighting of the IPP group weightings differ. The performance of the IPP group which includes the Federated Mortgage Core Portfolio is greater than or equal to the weighting assigned to other accounts or funds used to determine IPP. In his role as Head of the Government Bond Team, Mr. Abraham has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios versus product specific benchmarks. In addition, Mr. Abraham serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
High-Yield Affiliated Fund
Mark Durbiano, Portfolio Manager
Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	22/$13.3 billion	0/$0
Other Pooled Investment Vehicles	3/$349.7 million	0/$0
Other Accounts	2/$91.8 million	1/$236.7 million
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
The Fund will gain exposure to high-yield securities by investing in another fund (the “High Yield Bond Portfolio”). Mr. Durbiano manages the High Yield Bond Portfolio according to its specific investment program. Thus, although Mr. Durbiano is not responsible for making investment decisions directly on behalf of the Fund, the high-yield, fixed-income portion of the Fund's portfolio may be subject to his management of the High Yield Bond Portfolio. Mr. Durbiano's IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the High Yield Bond Portfolio's benchmark (i.e., Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and versus the High Yield Bond Portfolio's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the High Yield Bond Portfolio. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant. Pursuant to terms of a business agreement, Mr. Durbiano's annual incentives may include certain guaranteed amounts.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Emerging Markets Affiliated Fund
Ihab Salib, Portfolio Manager
Types of Accounts Managed by Ihab Salib	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	16/$2.0 billion	0/$0
Other Pooled Investment Vehicles	6/$440.0 million	0/$0
Other Accounts	4/$85.9 million	3/$708.9 million
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $10,001-$50,000.
Ihab Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
The Fund will gain exposure to emerging markets fixed-income securities by investing in another fund (the “Emerging Markets Fixed Income Core Fund”). Mr. Salib manages the Emerging Markets Fixed Income Core Fund according to its specific investment program. Thus, although Mr. Salib is not responsible for making investment decisions directly on behalf of the Fund, the emerging markets fixed-income portion of the Fund's portfolio may be subject to his management of the Emerging Markets Fixed Income Core Fund. Mr. Salib's IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Emerging Markets Fixed Income Core Fund's benchmark (i.e., Barclays Emerging Markets USD Aggregate Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. For purposes of calculating the annual incentive amount, each fund or account managed by the portfolio manager is categorized into one of two IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account or fund managed by the portfolio manager and included in the IPP groups. Although the performance of each fund/account is considered in calculating the annual incentive amount, the weighting of the IPP group weightings differ. The weighting assigned to the Emerging Markets Fixed Income Core Fund is less than or equal to the weighting assigned to other accounts or funds used to determine IPP. In his role as Head of the International Bond Group, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage. A portion of the IPP score is determined by the investment performance of these other portfolios versus product specific benchmarks and peer groups. In addition, Mr. Salib serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income products. A portion of the IPP score is based on Federated's senior management's assessment of overall contributions to fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by SEC rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: (a) improve the management of a company; (b) increase the rights or preferences of the voted securities; and/or (c) increase the chance that a premium offer would be made for the company or for the voted securities.
The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors for approval or ratification by holders of the company's voting securities. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.
On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election, but against any director who: (a) had not attended at least 75% of the board meetings during the previous year; (b) serves as the company's chief financial officer; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; and/or (d) is the chair of the nominating committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; and/or (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers. In addition, the Adviser will vote for proposals to: require a company's audit committee to be comprised entirely of independent directors; declassify the board of directors; require a majority voting standard in the election of directors; eliminate supermajority requirements in a company's bylaws; grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; require independent tabulation of proxies and/or confidential voting by shareholders; ratify the board's selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).
On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.
On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the terms, conditions and anticipated results of the proposed transaction. The Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their respective proposed business strategies. When the company's board, or another party involved in a proposed transaction or change in the board, submits proposals for the purpose of facilitating or impeding such transaction or change, the Adviser will cast its proxies based on its evaluation of the proposed transaction or change to the board. In these circumstances, the Adviser may vote in a manner contrary to its general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.
The Adviser generally votes proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Adviser would vote for shareholder proposals not supported by the company's board that the Adviser regards as: (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
Proxy Voting Procedures
The Adviser has established the Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired a proxy voting service to obtain, vote and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of the Adviser's clients (including shareholders of the funds advised by the Adviser); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the proxy voting service shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to the proxy voting service.
The Proxy Committee has created the Proxy Voting Management Group (PVMG) to assist it in carrying out the day-to-day operations related to proxy voting. The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, but is not limited to: interacting with the proxy voting service on the Proxy Committee's behalf; soliciting voting recommendations from the Adviser's investment professionals, as necessary, on case-by-case items referred to the Proxy Committee by the proxy voting service; bringing requests to the Proxy Committee from the Adviser's investment professionals for voting contrary to the Standard Voting Instructions; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote and which to the knowledge of the Proxy Committee has a significant business relationship with the Adviser, is referred to below as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy voting. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will exercise its voting discretion. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund's Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.
If the Adviser's client owns shares of an investment company for which the Adviser (or an affiliate) is the investment adviser, the Proxy Committee will vote the client's proxies for that investment company in the same proportion as the votes cast by shareholders who are not clients of the Adviser, unless otherwise directed by the client (or in the case of an investment company, its board of directors or trustees).
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Portfolio Holdings Information
Information concerning the Fund's portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund's top 10 equity and fixed-income holdings, a percentage breakdown of the portfolio by asset class, a percentage breakdown of the fixed-income portfolio by credit quality, and recent equity and fixed-income purchase and sale transactions.
You may also access portfolio information as of the end of the Fund's fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund's Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
Brokerage Transactions And Investment Allocation
Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors. Transactions may also be executed on a securities exchange or through an electronic communications network. The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions. As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price. The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser's receipt of research services (as described below) may also be a factor in the Adviser's selection of brokers and dealers. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings (IPO) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund. Investment decisions and trading for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser also are generally made and conducted independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
On November 30, 2015, the Fund owned securities of the following regular broker/dealers:
Broker Dealer	Amount of Securities Owned
Morgan Stanley Bank of America RBC Credit Suisse JPMorgan Chase & Co.	$6,916,046 $10,415,204 $16,423,426 $10,718,237 $41,327,796
Brokerage and Research Services
Brokerage services include execution of trades and products and services that relate to the execution of trades, including communications services related to trade execution, clearing and settlement, trading software used to route orders to market centers, software that provides algorithmic trading strategies and software used to transmit orders to direct market access (DMA) systems. Research services may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services assist the Adviser and its affiliates in terms of their overall investment responsibilities to funds and investment accounts for which they have investment discretion. However, particular brokerage and research services received by the Adviser and its affiliates may not be used to service every fund or account, and may not benefit the particular funds and accounts that generated the brokerage commissions. In addition, brokerage and research services paid for with commissions generated by the Fund may be used in managing other funds and accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
For the fiscal year ended November 30, 2015, the Fund's Adviser directed brokerage transactions to certain brokers in connection with the Adviser's receipt of research services. The total amount of these transactions was $3,371,862,729 for which the Fund paid $3,500,073 in brokerage commissions.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
Custodian
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank and Trust Company.

Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.
Fees Paid by the Fund for Services
For the Year Ended November 30	2015	2014	2013
Advisory Fee Earned	$17,570,762	$11,652,104	$4,910,262
Advisory Fee Waived	$ 2,398,971	$ 1,839,145	$1,819,915
Advisory Fee Reimbursement	$ 119,412	$ 96,154	$ 35,338
Brokerage Commissions	$ 3,664,149	$ 1,591,346	$ 661,094
Net Administrative Fee	$ 2,291,539	$ 1,518,877	$ 573,777
Net 12b-1 Fee:
Class B Shares	$ 712,095	$ 573,327	$ 327,002
Class C Shares	$ 8,072,171	$ 4,845,921	$1,372,898
Class R Shares	$ 2,046	$ 454	$ —
Net Shareholder Services Fee:
Class A Shares	$ 2,684,644	$ 1,916,682	$ 847,557
Class B Shares	$ 237,365	$ 191,109	$ 109,000
Class C Shares	$ 2,691,140	$ 1,616,940	$ 458,341
Class F Shares	$ 547,055	$ 422,431	$ 250,852
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (“Rule 12b-1”) fees and shareholder services fees, which are borne only by the applicable class of Shares.
Financial Information
The Financial Statements for the Fund for the fiscal year ended November 30, 2015, are incorporated herein by reference to the Annual Report to Shareholders of Federated Capital Income Fund dated November 30, 2015.
Investment Ratings
Standard & Poor's Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: the likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
AAA—An obligation rated “AAA” has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA—An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.
C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S& P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive—Positive means that a rating may be raised.
Negative—Negative means that a rating may be lowered.
Stable—Stable means that a rating is not likely to change.
Developing—Developing means a rating may be raised or lowered.
N.M.—N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.
A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
MOODY'S Investor Services, Inc. (MOODY's) LONG-TERM RATINGS
Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY'S Short-Term RATINGS
Moody's short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect the likelihood of a default on contractually promised payments.
P-1—Issuers (or supporting institutions) rated P-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated P-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated P-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch's opinion on an entity's relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality—“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality—“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality—“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality—“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative—“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative—“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk—Default is a real possibility.
CC: Very High Levels of Credit Risk—Default of some kind appears probable.
C: Exceptionally High Levels of Credit Risk—Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default—“RD” ratings indicate an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default—“D” ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality—Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality—Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality—The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality—Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk—Default is a real possibility.
RD: Restricted Default—Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default—Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best's long-term debt rating is Best's independent opinion of an issuer/entity's ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional—Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong—Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong—Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate—Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.

bb: Speculative—Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.
b: Very Speculative—Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative—Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best's short-term debt rating is Best's opinion of an issuer/entity's ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest—Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding—Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory—Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
AMB-3 Adequate—Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer's capacity to meet its financial commitments.
AMB-4 Speculative—Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company's ability to meet its financial commitments.
d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
u—Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd—Indicates ratings assigned to a company that chose not to participate in A.M. Best's interactive rating process. (Discontinued in 2010).
i—Indicates rating assigned is indicative.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to 36 months.
Positive—Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative—Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable—Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.

Addresses
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Sub-Adviser
Federated Investment Management Company.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
State Street Bank and Trust Company
Securities Lending Agent
Citibank, N.A.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
RR Donnelley & Sons Company
Proxy Voting Administrator
Glass Lewis & Co.
SECURITY PRICING SERVICES
Interactive Data Corporation
Markit Group Limited
Standard & Poor's Financial Services LLC
Thomson Reuters Corporation
RATINGS AGENCIES
Fitch, Inc.
Moody's Investors Service, Inc.
Standard & Poor's Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
Bank of America Merrill Lynch
Barclays Inc.
Bloomberg L.P.
Citibank, N.A.
Electra Information Systems
Informa Investment Solutions, Inc.
Investortools, Inc.
Morningstar, Inc.
MSCI Inc.
SunGard Data Systems Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.

Statement of Additional Information
January 31, 2016
Ticker	FETIX
Federated Enhanced Treasury Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452771 (1/16)
Federated is a registered trademark
of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Federated Enhanced Treasury Income Fund

A Portfolio of Federated Income Securities Trust

This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Enhanced Treasury Income Fund (“Fund”), dated January 31, 2016.
Obtain the Prospectus without charge by calling 1-800-341-7400.

Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
4	Investment Risks
8	Investment Objective and Investment Limitations
9	What Do Shares Cost?
11	How is the Fund Sold?
14	Purchases In-Kind
14	Subaccounting Services
14	Redemption In-Kind
14	Massachusetts Partnership Law
15	Account and Share Information
15	Tax Information
16	Who Manages and Provides Services to the Fund?
27	Financial Information
27	Investment Ratings
32	Addresses
33	Appendix

How is the Fund Organized?
The Fund is a diversified portfolio of Federated Income Securities Trust (“Trust”). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on January 24, 1986. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Fund was created to be the successor to a closed-end fund of the same name (the “Predecessor Fund”) pursuant to a tax-free reorganization that took place on October 23, 2015. Accordingly, financial information provided for periods prior to October 23, 2015 is historical information for the Predecessor Fund. The Predecessor Fund was managed by Federated Investment Management Company (“Adviser”). Holders of Common Shares of the Predecessor Fund received Shares of the Fund as a result of the reorganization.
The Fund's investment adviser is also the Adviser. Due to changes in the Commodity Futures Trading Commission's interpretation of the Commodity Exchange Act, the Adviser has become registered as a “commodity pool operator” with respect to its operation of the Predecessor Fund and will maintain that registration with respect to its operation of the Fund.
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund's Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions And Techniques
U.S. Treasury Securities
As described in the Prospectus, the Fund will invest primarily in U.S. Treasury securities. U.S. Treasury securities are direct obligations of the government of the United States. Treasury securities are generally regarded as having the lowest credit risks.
U.S. Government Agency Securities
As described in the Prospectus, the Fund may also invest up to 20% of its net assets in U.S. Government Agency securities. U.S. Government Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.
Other GSEs receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.
A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation. Investors regard agency securities as having low credit risks, but not as low as U.S. Treasury securities. The Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks. The Fund expects to invest typically in mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. Certain government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC), provide a guarantee as to timely payment of principal and interest for mortgage-backed securities each entity issues, backs or otherwise guarantees. Such guarantees may or may not be backed by the full faith and credit of the U.S. Government.
1

Options
The Fund expects to sell call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on indices comprising of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis with an aggregate value of at least 50% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends initially, and under most market circumstances, that approximately 80% of the value of the Fund's holdings of U.S. Treasury Securities and U.S. Government Agency securities will be subject to written call options. The Adviser does not intend to sell call options on securities with an aggregate value greater than the value of the Fund's portfolio holdings.
OTC Options
The Fund may sell put and call options and/or options on futures on the over-the-counter (OTC) markets. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.
Swaps–Generally
Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the Core Portfolio or to mitigate risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund may use swaps for risk management purposes and as a speculative investment.
The net amount of the excess, if any, of the Fund's swap obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. If the other party to a swap contract defaults, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
Interest Rate Swaps
Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.
Total Return Swaps
Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving periodic payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Fund may use total return swaps for risk management purposes and as a speculative investment.
The use of interest rate, total return, and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.
Other Interest Rate Transactions
In addition to the Fund's Option Strategy, the Fund will invest in certain other derivative instruments (which are instruments that derive their value from another instrument, security or index) for purposes of gaining exposure to the desired portfolio duration as recommended by the Fund's Adviser in connection with the Duration Strategy. This may be accomplished through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement. In addition, derivatives may also include new techniques, instruments or strategies that are not currently available. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Collectively, all of the above are referred to as “Interest Rate Transactions.” The Fund generally seeks to use Interest Rate Transactions as a portfolio management
2

or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Interest Rate Transactions to enhance potential gain.
Interest Rate Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction in an over-the-counter transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Interest Rate Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Interest Rate Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Interest Rate Transactions are not otherwise available to the Fund for investment purposes.
Additional Investment Techniques
The Fund may also invest in the securities and instruments as set forth below:
CMOs
Collateralized mortgage obligations (CMOs) are a type of mortgage-backed security that creates separate pools of pass-through rates for different classes of bondholders with varying maturities, called tranches. The CMO classes in which the Fund may invest include, but are not limited to, sequential and parallel pay CMOs, including planned amortization class and target amortization class securities. CMOs are debt securities issued by either the U.S. Government (or one of its agencies or instrumentalities) or private issuers. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued on collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will normally be sufficient collateral to secure CMOs that remain outstanding. The Fund has no current intention of investing in “principal only” CMO classes or tranches.
Mortgage Rolls
The Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities.
When-Issued Securities And Forward Commitments
Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction
3

are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be entered into a month or more before delivery is due. However, no payment or delivery until delivery is made or payment is received from the other party to the transaction.
Borrowings
The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction.
Portfolio Turnover
The Fund expects to maintain high turnover in call options and index call options, based on the Adviser's intent to sell call options and index call options on a continuous basis on a substantial portion of the Fund's holdings. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover and may increase the incidence of net short-term capital gains which, upon distribution by the Fund, are taxable to Shareholders as ordinary income.
Securities Lending
The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written covered call contract or otherwise segregated to cover its exposures to certain derivative instruments.
Repurchase Agreements
Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.
Temporary Investments
The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.
Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund's principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Risks of Investing in Derivative Contracts and Hybrid Instruments
The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk
4

of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund's prospectus, such as interest rate, credit, currency, liquidity and leverage risks.
Swaps Risk
Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund's portfolio, to hedge against increases in the Fund's costs associated with the interest payments on its outstanding borrowings or the dividend payments on its outstanding preferred stock, if any, or to seek to increase the Fund's return, the Fund may enter into interest rate or total return swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund in the transaction and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest rate or total return swap transactions for hedging purposes or to increase its return and may choose not to do so. The Fund may also purchase or sell options on swap transactions.
Short Sales Risk
The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale (“against the box”) by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund's potential for loss is greater if it does not own the security that it is short selling.
Risks of Selling Index Call Options
The Fund may write (sell) written index call options. Index call options are call options on a financial index such as the Treasury Index. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash and does not involve the purchase or sale of securities, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The value of index call options may not correlate exactly with a change in the market value of the underlying securities which may impact the Fund's net asset value (NAV). The Fund may, in limited circumstances, write naked calls, the potential loss of which could theoretically be unlimited. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may
5

be adversely affected by market behavior or unexpected events. As the writer of index call options, the Fund will forgo, during the option's life, the opportunity to profit from increases in the value of the applicable index above the exercise price of the call option, but retains the risk of loss should the value of the applicable index decline below the exercise price of the call (net of the premium per unit received on the call). When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of applicable index as of the valuation date over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.
Exchange-Traded Options Risk
Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall market and the underlying securities represented in an index, and the remaining term to the option's expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.
The Fund's transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Adviser or its affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.
In addition, no assurance can be given that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Prepayment Risk
Prepayment risk is the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Fund may be required to invest the proceeds in securities with lower yields.
Extension Risk
Extension risk is the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.
Credit Risk
Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in the issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Obligations issued or guaranteed by the U.S. Treasury are considered to have minimal credit risk. Obligations issued or guaranteed by U.S. Government agencies or U.S. Government-sponsored enterprises and instrumentalities, which are generally not supported by the full faith and credit of the United States, may be more exposed to credit risk.
Call and Redemption Risk
A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.
Income Risk
The income shareholders receive from the Fund is based primarily on the interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. If prevailing market interest rates decline, interest rates on debt securities held by the Fund, and Shareholders' income from the Fund, would likely decline as well. Income risk is greater for this Fund than for a fund that does not write (sell) covered calls. If prevailing market interest rates decline causing the market value of the Fund's existing portfolio of securities to rise above the
6

exercise price of the calls written by the Fund, the Fund would likely not be able to realize the increase in the value of its existing portfolio of securities to buy additional securities and maintain its level of income. In addition, the income received from selling call options is a function of (among other factors) the level of interest rate volatility. In general, all else equal, higher levels of interest rate volatility will result in higher premiums received for selling calls and thus increased income for Fund Shareholders. Conversely, lower levels of volatility will result in lower premiums and therefore less income.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from the Fund's investment will be worth less in the future as inflation decreases the value of money. Recent significant increases in the price of oil, natural gas and other petroleum products may have an inflationary effect on the economy and increase inflation risk. As inflation increases, the real, or inflation adjusted, value of the Fund's Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.
U.S. Dollar Risk
A weakening of the value of the U.S. dollar relative to the currencies of other developed countries may cause foreign demand for U.S. Treasury securities to fall. Reduced foreign demand for U.S. Treasury securities may result in a rise in U.S. interest rates. When interest rates rise, the value of the Fund's fixed income securities can be expected to decline and will be reflected in a decline in the Fund's net asset value.
Futures Transactions Risk
Futures are types of derivatives. The Fund may engage in futures transactions to reduce its exposure to interest rate movements or to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund's performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into futures transactions for hedging purposes or to increase its return and may choose not to do so.
Correlation Risk
There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. To the extent there is a lack of correlation, movement in the securities, indices or interests rates underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund's Option Strategy involves the risk that the changes in value of the securities or indices underlying the written call option positions will not correlate closely with changes in the market value of the securities held by the Fund. The Fund's Duration Strategy presents the opportunity for differences in correlation between the Fund and the underlying markets based on interest rate movements and the losses from the Duration Strategy may be greater than gains generated by the Fund and the options premiums received.
Risks Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”
Cyber Security Risk
Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund, and the Fund's service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund's NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects,
7

cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund's investments to lose value. The Fund's Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Adviser or its affiliates, or other service providers, will succeed, either entirely or partially, Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Fund's Adviser, and its relevant affiliates, cannot control the cyber systems and cyber security systems of issuers or third party service providers.
Investment Objective and Investment Limitations
The Fund's investment objectives are to provide current income, with total return as a secondary objective. The investment objective may not be changed by the Fund's Trustees without shareholder approval.
The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:
(1) Borrow money, except as permitted by the 1940 Act;
(2) Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends;
(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;
(5) Make loans to other persons, except by: (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies; (b) entering into repurchase agreements; and (c) lending its portfolio securities;
(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;
(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and
(9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed solely by the U.S. Government or its agencies or instrumentalities).
(10) The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.
The Fund may borrow money as a temporary measure for extraordinary or emergency purposes. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.
With regard to restriction (5), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.
For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.
Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.
8

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.
What Do Shares Cost?
Determining Market Value of Securities
A Share's net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Fixed-income securities acquired with remaining maturities of greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost as described below, unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security or repurchase agreement.
■	Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■	OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
9

Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
Amortized Cost Values
Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment's cost each day. The Fund uses this adjusted cost to value the investment.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.
Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer's operations or liquidation.
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment's “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment's fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer's financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment's value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
10

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment's fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Board has ultimate responsibility for any fair valuations made in response to a significant event.
Fee When You Redeem or Exchange Out
For six (6) months from the Closing Date of the Reorganization of the Predecessor Fund, Shares of the Fund are redeemable or exchangeable at a price equal to the current NAV per Share less a 1.00% redemption fee in the manner described below. Redemptions include Shares redeemed through an exchange.
This 1.00% fee directly affects the amount a shareholder who is subject to the fee receives upon redemption or exchange. The redemption fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption fee will be paid to the Fund. The redemption fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption fee at any time.
How is the Fund Sold?
Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.
Investors in the Predecessor Fund should consult with their Financial Intermediary to confirm that the options below are available.
Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard
11

to the amounts that the Distributor may pay out of its own resources. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor's efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
For the year ended December 31, 2015, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated fund shares or provide services to the Federated funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31, 2015, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
Academy Securities, Inc.
ADP Broker-Dealer, Inc.
Amegy Investments Inc.
American Portfolios Financial Services, Inc.
Ameriprise Financial Services Inc.
Apex Clearing Corporation
AssetMark Trust Company
AXA Advisors, LLC
B.C. Ziegler And Company
Banc of America Investment Services, Inc.
Barclays Capital Inc.
BB&T Securities, LLC
12

BCG Securities, Inc.
BMO Harris Financial Advisors, Inc.
BNP Paribas Securities Corporation
Brinker Capital Securities, Inc.
Broadridge Business Process Outsourcing, LLC
Cadaret, Grant & Co., Inc.
Capital Financial Services, Inc.
Capital Guardian, LLC
Capital One Investing, LLC
Cary Street Partners, LLC
CCO Investment Services Corp.
Cetera Advisors LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
COR Clearing LLC
Credit Suisse Securities (USA) LLC
Cuso Financial Services, L.P.
D.A. Davidson & Co.
Davenport & Company LLC
David Lerner Associates, Inc.
Deutsche Bank Securities Inc.
DST Market Services, LLC
Edward D. Jones & Co., LP
FBL Marketing Services, LLC
Fidelity Brokerage Services, Inc.
Fifth Third Securities, Inc.
First Allied Securities, Inc.
First Southwest Company
Fort Pitt Capital Group Inc.
FSC Securities Corporation
Goldman, Sachs, & Company
GWFS Equities, Inc.
Hand Securities, Inc.
H. Beck, Inc.
Hazlett, Burt & Watson, Inc.
HefrenTillotson, Inc.
Henderson Global Investors Limited
HighTower Securities LLC
Hilltop Securities Inc.
Independent Financial Group, LLC
ING INVESTMENT ADVISORS, LLC
Institutional Cash Distributors, LLC
INTL FCStone Securities, Inc.
Intrust Brokerage Inc.
Invest Financial Corporation
Investment Professionals, Inc.
JHS Capital Advisors, LLC
J.J.B. Hilliard, W.L. Lyons, LLC
JPMorgan Securities LLC
JP Turner & Company, LLC
Janney Montgomery Scott LLC
Jefferies, LLC
KeyBanc Capital Markets, Inc.
KMS Financial Services, Inc.
Kovack Securities Inc.
Legend Equities Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
Lockton Financial Advisors LLC
LPL Financial LLC
M&T Securities Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mesirow Financial, Inc.
Metropolitan Life Insurance Company
Mid Atlantic Capital Corp.
Midwestern Securities Trading Company, LLC
MML Investors Services, Inc.
Moors & Cabot, Inc.
Morgan Stanley Smith Barney LLC
Multi-Bank Securities
National Financial Services LLC
National Planning Corporation
Nationwide Investment Services Corporation
Newport Coast Securities, Inc.
NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
Ohio National Equities, Inc.
Oneamerica Securities, Inc.
Oppenheimer & Company, Inc.
PCBB Capital Markets, LLC
People's Securities, Inc.
Pershing LLC
Piper Jaffray & Co.
Planmember Securities Corporation
Planned Investment Co., Inc.
PNC Investments LLC
Princor Financial Services Corporation
Prospera Financial Services, Inc.
Prudential Insurance Company of America The
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Robert W. Baird & Co. Inc.
Royal Alliance Associates Inc
SagePoint Financial, Inc.
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Distributors Inc.
SG Americas Securities, LLC
Sigma Financial Corporation
SII Investments, Inc.
State Street Global Markets, LLC
Stephens Inc.
Sterne, Agee & Leach, Inc.
13

Stifel, Nicolaus & Company, Incorporated
Summit Brokerage Services, Inc.
SunAmerica Securities, Inc.
SunGard Brokerage & Securities Services, LLC
Suntrust Robinson Humphrey, Inc.
Synovus Securities, Inc.
Teachers Insurance and Annuity Association of America
The Huntington Investment Company
Thrivent Investment Management, Inc.
Transamerica Financial Advisors, Inc.
Treasury Curve, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
UMB Financial Services, Inc.
USI Securities Inc.
Valor Financial Securities LLC
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
Vision Financial Markets, LLC
Voya Financial Partners, LLC
Waddell & Reed, Inc.
Wayne Hummer Investments LLC
Wedbush Morgan Securities Inc.
Wells Fargo Advisors, LLC
Westport Resources Investment Services, Inc.
Woodbury Financial Services, Inc.
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Subaccounting Services
Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services and any restrictions and limitations imposed.
Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities' values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
14

Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.
As of January 6, 2016, the following shareholders owned of record, beneficially or both, 5% or more of the Fund's outstanding Shares: Band & Co., Milwaukee, WI, owned approximately 594,675 Shares (11.92%); Northern Trust, Chicago, IL, owned approximately 352,152 Shares (7.06%); Northern Trust, Chicago, IL, owned approximately 335,007 Shares (6.72%); First Clearing, LLC, St. Louis, MO, owned approximately 322,380 Shares (6.46%); Goldman Sachs & Co., Salt Lake City, UT, owned approximately 304,552 Shares (6.10%); Northern Trust, Chicago, IL, owned approximately 289,136 Shares (5.79%); and Raymond James, St. Petersburg, FL, owned approximately 252,803 Shares (5.07%).
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund's Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
Taxation of options
The taxation of options such as the Fund expects to write and purchase is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put on a security that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the amount paid to acquire the position reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.
As discussed above the Fund may sell over-the-counter (OTC) options. In the case of any Fund transactions involving listed non-equity options or options on futures contracts, Section 1256 of the Code generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a “section 1256 contract,” as defined in the Code, held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Section 1256 contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.
15

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in securities. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised nine portfolios, and the Federated Fund Complex consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.
As of January 6, 2016, the Predecessor Fund's Board and Officers as a group owned less than 1% of the Predecessor Fund's outstanding Shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■	Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■	Desire and availability to serve for a substantial period of time, taking into account the Board's current mandatory retirement age of 75 years.
■	No conflicts which would interfere with qualifying as independent.
■	Appropriate interpersonal skills to work effectively with other Independent Trustees.
■	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■	Diversity of background.
interested Trustees Background and Compensation
Name Birth Date Positions Held with Fund and Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund+ (past fiscal year)	Total Compensation From Fund and Trust and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.	$0	$0
16

Name Birth Date Positions Held with Fund and Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund+ (past fiscal year)	Total Compensation From Fund and Trust and Federated Fund Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
	Research, Ltd.	$0	$0
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Fund and Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund+ (past fiscal year)	Total Compensation From Fund and Trust and Federated Fund Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Complex; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
	Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).	$0	$261,250
G. Thomas Hough Birth Date: February 28,1955 Trustee Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Complex; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
	Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association; he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.	$0	$107,540.05
17

Name Birth Date Positions Held with Fund and Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund+ (past fiscal year)	Total Compensation From Fund and Trust and Federated Fund Complex (past calendar year)
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
	Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.	$0	$261,250
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; Retired.
Other Directorships Held: None.
	Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International; and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation; and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.	$0	$322,500
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Other Directorships Held: None.
	Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).	$0	$237,500
18

Name Birth Date Positions Held with Fund and Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund+ (past fiscal year)	Total Compensation From Fund and Trust and Federated Fund Complex (past calendar year)
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
	Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).	$0	$261,250
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Other Directorships Held: None.
	Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).	$0	$237,500
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Other Directorships Held: None. Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	$0	$286,250
+	Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.
OFFICERS**
Name Birth Date Address Positions Held with Fund and Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
19

Name Birth Date Address Positions Held with Fund and Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.

**	Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates or (other than his position as a Trustee) with the Fund.
Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.	One
20

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O'Neill	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Federated Enhanced Treasury Income Fund, the Fund's internal control over financial reporting and the quality, integrity and independent audit of the Fund's financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund's independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund's internal audit function.	Eight
Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. Thomas M. O'Neill P. Jerome Richey John S. Walsh	The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund's Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund's agents or service providers and counsel to the Federated Enhanced Treasury Income Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Federated Enhanced Treasury Income Fund, at the Fund's address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	One
BOARD'S ROLE IN RISK OVERSIGHT
The Board's role in overseeing the Fund's general risks includes receiving performance reports for the Fund and risk management reports from Federated's Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund's Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund's financial reporting and valuation risks. The Audit Committee meets regularly with the Fund's Principal Financial Officer and outside auditors, as well as with Federated's Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
Board Ownership Of Shares In The Fund And In The Federated Family Of Investment Companies As Of December 31, 2015
Interested Board Member Name	Dollar Range of Shares Owned in Predecessor Fund*	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	$50,001 - $100,000	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	$50,001-$100,000
Maureen Lally-Green	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
Thomas M. O'Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000
*	John F. Donahue was not a Trustee of the Predecessor Fund. In addition, John W. McGonigle was a Trustee of the Predecessor Fund and held no shares in the Predecessor Fund and over $100,000 in the Federated Family of Investment Companies.
21

Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund's Portfolio Manager is provided as of the end of the Fund's most recently completed fiscal year unless otherwise indicated.
J. Andrew Kirschler, Portfolio Manager
Other Accounts Managed by J. Andrew Kirschler	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	3/$763.6 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
J. Andrew Kirschler is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., Barclays U.S. Treasury Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Kirschler is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. For purposes of calculating the annual incentive amount, each fund or account is categorized into one of two IPP groups. The performance of the IPP group which includes the Fund represents a significant portion of the calculation. The IPP group to which the Fund is assigned and the other funds/accounts in the same group receive a higher weighting than funds/accounts in the other group. In addition, Mr. Kirschler serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
22

Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by SEC rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: (a) improve the management of a company; (b) increase the rights or preferences of the voted securities; and/or (c) increase the chance that a premium offer would be made for the company or for the voted securities.
The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors for approval or ratification by holders of the company's voting securities. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.
On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election, but against any director who: (a) had not attended at least 75% of the board meetings during the previous year; (b) serves as the company's chief financial officer; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; and/or (d) is the chair of the nominating committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; and/or (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers. In addition, the Adviser will vote for proposals to: require a company's audit committee to be comprised entirely of independent directors; declassify the board of directors; require a majority voting standard in the election of directors; eliminate supermajority requirements in a company's bylaws; grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; require independent tabulation of proxies and/or confidential voting by shareholders; ratify the board's selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).
On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.
On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the terms, conditions and anticipated results of the proposed transaction. The Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their respective proposed business strategies. When the company's board, or another party involved in a proposed transaction or change in the board, submits proposals for the purpose of facilitating or impeding such transaction or
23

change, the Adviser will cast its proxies based on its evaluation of the proposed transaction or change to the board. In these circumstances, the Adviser may vote in a manner contrary to its general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.
The Adviser generally votes proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Adviser would vote for shareholder proposals not supported by the company's board that the Adviser regards as: (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
Proxy Voting Procedures
The Adviser has established the Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired a proxy voting service to obtain, vote and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of the Adviser's clients (including shareholders of the funds advised by the Adviser); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the proxy voting service shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to the proxy voting service.
The Proxy Committee has created the Proxy Voting Management Group (PVMG) to assist it in carrying out the day-to-day operations related to proxy voting. The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, but is not limited to: interacting with the proxy voting service on the Proxy Committee's behalf; soliciting voting recommendations from the Adviser's investment professionals, as necessary, on case-by-case items referred to the Proxy Committee by the proxy voting service; bringing requests to the Proxy Committee from the Adviser's investment professionals for voting contrary to the Standard Voting Instructions; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote and which to the knowledge of the Proxy Committee has a significant business relationship with the Adviser, is referred to below as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy voting. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will exercise its voting discretion. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies,
24

without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund's Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.
If the Adviser's client owns shares of an investment company for which the Adviser (or an affiliate) is the investment adviser, the Proxy Committee will vote the client's proxies for that investment company in the same proportion as the votes cast by shareholders who are not clients of the Adviser, unless otherwise directed by the client (or in the case of an investment company, its board of directors or trustees).
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Portfolio Holdings Information
Information concerning the Fund's portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: percentage breakdowns of the portfolio by effective maturity range type of security and credit quality.
You may also access portfolio information as of the end of the Fund's fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund's Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its
25

shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
Brokerage Transactions And Investment Allocation
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.
During the fiscal years ended November 30, 2013 and 2014, the Predecessor Fund paid brokerage commissions of $89,889 and $112,722, respectively. During the fiscal year ended November 30, 2015, the Predecessor Fund paid a brokerage commission of $92,258 (December 1, 2014 through October 23, 2015) and the Fund paid a brokerage commission of $11,319 (October 23, 2015 through November 30, 2015).
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
Custodian
The Bank of New York Mellon, New York, New York, is custodian for the securities and cash of the Fund.
Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.
26

Fees Paid by the PREDECESSOR Fund for Services
For the Year Ended November 30	2015	2014	2013
Advisory Fee Earned	$709,113	$842,677	$1,166,161
Advisory Fee Waived	$ 49,370	$ 37,391	$ 113,701
Advisory Fee Reimbursed	$ 965	$ 126	$ —
Net Administrative Fee	$132,519	$125,000	$ 93,750
Financial Information
The Financial Statements for the Federated Enhanced Treasury Income Fund for the fiscal year ended November 30, 2015, are incorporated herein by reference to the Annual Report to Shareholders of Federated Enhanced Treasury Income Fund dated November 30, 2015.
Investment Ratings
Standard & Poor's Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: the likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
AAA—An obligation rated “AAA” has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA—An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.
C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
27

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S& P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive—Positive means that a rating may be raised.
Negative—Negative means that a rating may be lowered.
Stable—Stable means that a rating is not likely to change.
Developing—Developing means a rating may be raised or lowered.
N.M.—N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.
A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
MOODY'S Investor Services, Inc. (MOODY's) LONG-TERM RATINGS
Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
28

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY'S Short-Term RATINGS
Moody's short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect the likelihood of a default on contractually promised payments.
P-1—Issuers (or supporting institutions) rated P-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated P-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated P-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch's opinion on an entity's relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality—“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality—“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality—“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality—“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative—“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative—“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk—Default is a real possibility.
CC: Very High Levels of Credit Risk—Default of some kind appears probable.
C: Exceptionally High Levels of Credit Risk—Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default—“RD” ratings indicate an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default—“D” ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
29

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality—Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality—Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality—The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality—Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk—Default is a real possibility.
RD: Restricted Default—Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default—Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best's long-term debt rating is Best's independent opinion of an issuer/entity's ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional—Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong—Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong—Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate—Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.
bb: Speculative—Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.
b: Very Speculative—Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative—Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best's short-term debt rating is Best's opinion of an issuer/entity's ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest—Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding—Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory—Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
30

AMB-3 Adequate—Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer's capacity to meet its financial commitments.
AMB-4 Speculative—Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company's ability to meet its financial commitments.
d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
u—Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd—Indicates ratings assigned to a company that chose not to participate in A.M. Best's interactive rating process. (Discontinued in 2010).
i—Indicates rating assigned is indicative.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to 36 months.
Positive—Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative—Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable—Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.
31

Addresses
Federated Enhanced Treasury Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072
32

Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
The Bank of New York Mellon
SECURITIES LENDING AGENT
Citibank, N.A.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
RR Donnelley & Sons Company
Proxy Voting Administrator
Glass Lewis & Co.
SECURITY PRICING SERVICES
Interactive Data Corporation
Markit Group Limited
Standard & Poor's Financial Services LLC
Thomson Reuters Corporation
RATINGS AGENCIES
Fitch, Inc.
Moody's Investors Service, Inc.
Standard & Poor's Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
Bank of America Merrill Lynch
Barclays Inc.
Bloomberg L.P.
ByAllAccounts, Inc.
Citibank, N.A.
Informa Investment Solutions, Inc.
Investortools, Inc.
Morningstar, Inc.
MSCI Inc.
SmartStream Technologies, Ltd.
SunGard Data Systems Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.
33

Item 28. Exhibits

(a)

1	Conformed copy of Restatement and Amendment No. 8 to the Declaration of Trust of the Registrant	(13)

2	Amendment Nos. 9 and 10	(14)

3	Amendment No. 11	(16)

4	Amendment No. 12	(17)

5	Amendment No. 13	(20)

6	Amendment No. 14	(23)

7	Amendment No. 15	(30)

8	Amendment No. 16	(31)

9	Amendment No. 17	(37)

10	Amendment No. 18	(41)

11	Amendment No. 19	(46)

12	Amendment No. 20	(48)

13	Amendments No. 21 and 22	(51)

14	Amendment No. 23	(56)

15	Amendment No. 24	(60)

16	Amendment No. 25	(69)

17	Amendment No. 26	(81)

18	Amendment No. 27	(81)

19	Amendment No. 28	(81)

(b)	Copy of Amended and Restated Bylaws of the Registrant	(6)

1	Amendment No.(s) 4, 5, 6 and 7	(11)

2	Amendment No. 8	(15)

3	Amendment No. 9	(16)

4	Amendment No. 10	(20)

5	Amendment No. 11	(22)

6	Amendment No. 12	(24)

7	Amendment No. 13	(73)

(c)	Copy of Specimen Certificate of Shares of Beneficial Interest of the Registrant. As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.	(8)

(d)

1	Conformed copy of the Investment Advisory Contract of the Registrant including Exhibit A and Exhibit B	(12)

2	Conformed copy of Exhibit C to the Investment Advisory Contract of the Registrant	(14)

3	Conformed copy of Exhibit D to the Investment Advisory Contract of the Registrant	(16)

4	Conformed copy of Amendment to the Investment Advisory Contract of Registrant	(13)

5	Conformed copy of the Investment Advisory Contract of the Registrant (Federated Capital Income Fund only)	(15)

6	Conformed copy of Assignment of the Investment Advisory Contract of the Registrant (Federated Capital Income Fund only) and Conformed copy of the Sub-Advisory Agreement (including Exhibit A) of the Registrant (Federated Capital Income Fund only)	(16)

7	Conformed copy of Assignment of the Investment Advisory Contract of the Registrant (Federated Muni and Stock Advantage Fund only)	(16)

8	Conformed copy of the Sub-Advisory Agreement including Exhibit A of the Registrant (Federated Muni and Stock Advantage Fund only)	(16)

9	Conformed copy of Exhibit E to the Investment Advisory Contract of the Registrant	(27)

10	Conformed copy of Investment Advisory Contract of the Registrant (Federated Prudent Global Income Fund)	(37)

11	Conformed copy of Sub-Advisory contract of the Registrant (Federated Prudent Global Income Fund)	(37)

12	Conformed copy of Exhibit D to the Investment Advisory Contract for Federated Prudent Global Income Fund	(38)

13	Conformed copy of Exhibit F to the Investment Advisory Contract for Federated Floating Rate Strategic Income Fund	(48)

14	Conformed copy of Exhibit G to the Investment Advisory Contract for Federated Global Macro Bond Fund	(49)

15	Conformed copy of Amendment #1 to Exhibit A to the Investment Advisory Contract for Federated Capital Income Fund	(68)

16	Conformed copy of Amendment #1 to Exhibit A to the Investment Advisory Contract for Federated Muni and Stock Advantage Fund	(68)

17	Conformed copy of Amendment #2 to Exhibit A to the Investment Advisory Contract for Federated Muni and Stock Advantage Fund	(78)

18	Conformed copy of Exhibit H to the Investment Advisory Contract for Federated Enhanced Treasury Income Fund	(81)

(e)

1	Conformed copy of the Distributor’s Contract of the Registrant including Exhibits A and B	(12)

2	Conformed copy of Exhibits C and D to the Distributor’s Contract of the Registrant	(8)

3	Conformed copy of Exhibits E and F to the Distributor’s Contract of the Registrant	(14)

4	Conformed copy of Exhibits G, H and I to the Distributor’s Contract of the Registrant	(15)

5	Conformed copy of Exhibits J, K, L and M to the Distributor’s Contract of the Registrant	(16)

6	Conformed copy of Amendment to the Distributor’s Contract of Registrant	(13)

7	Conformed copy of Amendment dated October 01, 2003 to the Distributor’s Contract of the Registrant	(16)

8	Conformed copy of the Distributor’s Contract of the Registrant (Class B Shares of Federated Capital Income Fund only)	(15)

9	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan/Trustee Mutual Funds Service Agreement from Item 24(b)(6)(ii)-(iv) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995 (File Nos. 33-38550 and 811-6269)

10	Conformed copy of Exhibits N, O and P to the Distributor’s Contract of the Registrant	(27)

11	Conformed copy of Amendment No. 1 to Exhibit B and conformed copy of Exhibit S to the Distributor’s Contract of the Registrant	(32)

12	Conformed copy of Amendment No. 1 to Exhibits I, J, N, and Q to the Distributor’s Contract of the Registrant	(33)

13	Conformed copy of Exhibits to the Distributor’s Contract for Federated Prudent Global Income Fund (Class A Shares and Class C Shares)	(37)

14	Conformed copy of Exhibits T, U and V to the Distributor’s Contract of the Registrant for Federated Prudent Global Income Fund	(38)

15	Conformed copy of Exhibits W, X and Y to the Distributor’s Contract of the Registrant for Federated Floating Rate Strategic Income Fund (Class A Shares, Class C Shares and Institutional Shares)	(48)

16	Conformed copy of Exhibits Z, AA and BB to the Distributor’s Contract of the Registrant for Federated Floating Rate Strategic Income Fund (Class A Shares, Class C Shares and Institutional Shares)	(49)

17	Conformed copy of Exhibits CC to the Distributor’s Contract of the Registrant for Federated Muni and Stock Advantage Fund (Institutional Shares)	(52)

18	Conformed copy of Amendment #1 to Exhibit B, and Exhibit D to the Distributor’s Contract of the Registrant for Federated Short-Term Income Fund and Intermediate Income Fund (Institutional Shares)	(56)

19	Conformed copy of Exhibit DD to the Distributor’s Contract of the Registrant	(59)

20	Conformed copy of Exhibit EE to the Distributor’s Contract of the Registrant	(68)

21	Conformed copy of Exhibit FF to the Distributor’s Contract of the Registrant	(81)

(f)	Not applicable

(g)

1	Conformed copy of the Custodian Agreement of the Registrant	(10)

2	Conformed copy of the Custodian Fee Schedule	(11)

3	Conformed copy of Amendment to the Custodian Contract	(13)

4	Conformed copy of Amendment to the Custodian Contract	(32)

5	Copy of Exhibit 1 to the Custodian Contract	(48)

6	Conformed copy of Amendment Nos. 4 and 5 to the Custodian Contract	(53)

(h)

1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Procurement	(11)

2	The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h) (v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387)

3	The responses and exhibits described in Item 23(e)(8) are hereby incorporated by reference

4	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 22(h)(7) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)

5	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 22(h)(4) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115)

6	The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(9)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2006. (File Nos. 33-60411 and 811-07309)

7	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, from Item 23 (h) (2) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843)

8	Conformed copy of Financial Administration and Accounting Services Agreement	(30)

9	Conformed copy of the Agreement for Administrative Services and Exhibit 1 between Federated Administrative Services Company and the Registrant	(31)

10	The Registrant hereby incorporates the conformed copy of Schedule 1 to the Second Amended & Restated Services Agreement	(31)

11	Transfer Agency and Service Agreement between Federated funds and SSB	(38)

12	Copy of Exhibit 1 to the Agreement for Administrative Services revised as of 9/8/2008	(38)

13	Copy of Second Amended and Restated Services Agreement as of 12/1/2001	(38)

14	Copy of Exhibit A to Financial Administration Accounting Service Agreement as of 9/8/2008	(38)

15	Copy of Exhibit A to Financial Administration Accounting Service Agreement as of 9/1/2010	(48)

16	Copy of Exhibit 1 to the Agreement for Administrative Services revised as of 9/1/2010	(48)

17	Copy of Exhibit 1 to the Agreement for Administrative Services revised as of 9/1/2010	(49)

18	Conformed copy of the Fund Accounting Agreement dated 6/7/2005 between the Funds listed on Schedule I and The Bank of New York Mellon as amended and restated.	(50)

19	Conformed copy of the Custody Agreement dated 6/7/2005 between the Funds listed on Schedule II and the Bank of New York Mellon as amended and restated.	(50)

20	The Registrant hereby incorporates the conformed copy of Schedule A to the Transfer Agency and Service Agreement between Federated Funds and SSB	(52)

21	Conformed copy of the First Amendment to Fund Accounting Agreement dated 3/1/2011 between the Funds listed on Schedule I and The Bank of New York Mellon as amended and restated.	(53)

22	Conformed copy of Amendment Nos. 8 and 9 to the Custody Agreement	(53)

23	Conformed copy of Amended and Restated Financial Administration and Accounting Services Agreement dated 3/1/2011.	(53)

24	Conformed copy of Exhibit 1 to Agreement for Administrative Services revised as of 3/1/12	(59)

25	Conformed copy of Amended and Restated Agreement for Administrative Services dated 9/1/12	(62)

26	Conformed copy of the Compliance Support Services Addendum to the Fund Accounting Agreement dated May 31, 2012	(62)

27	Conformed copy of First Amendment to the Amended and Restated Agreement for Administrative Services dated 9/1/12	(66)

28	Agreement for Administrative Services Exhibit 1 and Exhibit B	(69)

29	Conformed copy of the Second Amendment to Fund Accounting Agreement dated 6/7/2005, amended 3/25/2011 and 12/31/2012, between the Funds listed on Schedule I and The Bank of New York Mellon as amended and restated.	(76)

30	Conformed copy of the Third Amendment to Fund Accounting Agreement dated 6/7/2005, amended 3/25/2011, 12/31/2012 and 4/28/2014, between the Funds listed on Schedule I and The Bank of New York Mellon as amended and restated.	(76)

31	Conformed copy of the Amendment to Financial Administrative and Accounting Services Agreement dated March 1, 2015.	(78)

32	Form of Schedule A to Transfer Agency and Service Agreement between Federated Funds and State Street Bank (as of September 1, 2015)	(80)

33	Agreement for Administrative Services Exhibit 1 and Exhibit B (revised September 1, 2015)	(80)

34	Copy of Schedule 1 to Second Amended and Restated Services Agreement (revised December 31, 2015)	(+)

35	Conformed copy of Sub-Administration Agreement between State Street Bank and Trust Company and Federated Administrative Services, dated October 1, 2011;	(+)

(i)	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered	(13)

(j)

1	Conformed copy of Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP	(29)

2	Conformed copy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP for Federated Short-Term Income Fund and Federated Intermediate Corporate Bond Fund	(61)

3	Conformed copy of Consent of Ernst & Young LLP for Federated Muni and Stock Advantage Fund	(33)

4	Conformed copy of Consent of Independent Registered Public Accounting Firm, KPMG LLP for Federated Capital Income Fund and Federated Unconstrained Bond Fund	(77)

5	Conformed copy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP for Federated Stock and California Muni Fund	(51)

6	Conformed copy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP for Federated Fund for U.S. Government Securities and Federated Real Return Bond Fund	(46)

7	Conformed copy of Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP for Federated Prudent Global Income Fund	(37)

8	Conformed copy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP for Federated Muni and Stock Advantage Fund	(83)

9	Conformed copy of Consent of Independent Registered Public Accounting Firm, KPMG LLP for Federated Prudent DollarBear Fund.	(82)

10	Conformed copy of Consent of Independent Registered Public Accounting Firm, KPMG LLP for Federated Floating Rate Strategic Income Fund.	(66)

11	Conformed copy of Consent of Independent Registered Public Accounting Firm, KPMG LLP for Federated Capital Income Fund.	(77)

12	Conformed copy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP for Federated Short-Term Income Fund and Federated Intermediate Corporate Bond Fund	(75)

13	Conform copy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP for Federated Floating Rate Strategic Income Fund	(69)

14	Conformed coy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP for Federated Fund for U.S. Government Securities, Federated Real Return Bond Fund and Federated Floating Rate Strategic Income Fund	(78)

15	Conformed copy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP for Federated Short-Term Income Fund and Federated Intermediate Corporate Bond Fund	(79)

16	Conformed copy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP for Federated Enhanced Treasury Income Fund	(80)

17	Conformed copy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP for Federated Enhanced Treasury Income Fund	(81)

18	Conformed copy of Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP, for Federated Enhanced Treasury Income Fund	(+)

19	Conformed copy of Consent of Independent Registered Public Accounting Firm, KPMG LLP, for Federated Capital Income Fund	(+)

(k)	Not Applicable

(l)	Not Applicable

(m)

1	Conformed copy of the Distribution Plan of the Registrant (including Exhibits A through E)	(20)

2	The responses described in Item 23I(8) are hereby incorporated by reference

3	Conformed copy of Exhibits F and G to the Distribution Plan of the Registrant	(27)

4	Conformed copy of Exhibit J to the Distribution Plan of the Registrant	(32)

5	Conformed copy of Amendment No. 1 to Exhibits A, D, F, and H to the Distributor’s Plan of the Registrant	(33)

6	Conformed copy of Exhibits to the Distribution Plan of the Registrant	(37)

7	Conformed copy of Exhibits K and L to the Distribution Plan of the Registrant for Federated Prudent Global Income Fund	(38)

8	Conformed copy of Exhibits M, N, O and L to the Distribution Plan of the Registrant for Federated Floating Rate Strategic Income Fund and Federated Global Macro Bond Fund	(49)

9	Conformed copy of Exhibits E and J to the Distribution Plan of the Registrant for Federated Intermediate Income Fund and Federated Short-Term Income Fund	(56)

10	Conformed copy of Exhibit Q to the Distribution Plan of the Registrant for Federated Capital Income Fund	(68)

(n)

1	The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Short-Term Municipal Trust Registration Statement on Form N-1A, filed with the Commission on August 28, 2006. (File Nos. 2-72277 and 811-3181)

2	Conformed copy of Multiple Class Plan for Class C Shares	(30)

3	Copy of Multiple Class Plan and attached exhibits	(31)

4	Conformed copy of Multiple Class Plan and attached exhibits for Class A Shares and Class F Shares	(33)

5	Copy of Exhibits of Class A, Class C and Institutional Shares to the Multiple Class Plan	(38)

6	Copy of Exhibits of Institutional Shares and Institutional Service Shares to the Multiple Class Plan	(40)

7	Copy of Exhibits of Class A, Class B, Class C and Class F Shares to the Multiple Class Plan	(42)

8	Copy of Exhibits of Class B, Class C and Class F Shares to the Multiple Class Plan	(45)

9	Copy of Exhibits of Class B and Institutional Shares to the Multiple Class Plan	(46)

10	Copy of Exhibits of Class A, Class C and Institutional Shares to the Multiple Class Plan	(48)

11	Copy of Exhibits of Class A, Class C and Institutional Shares to the Multiple Class Plan	(51)

12	Copy of Exhibits of Class A, Class B, Class C Class F, Class R, Class Y Shares, Institutional Shares and Institutional Service Shares to the Multiple Class Plan	(52)

13	Copy of Exhibits of Class B to the Multiple Class Plan	(57)

14	Copy of Exhibit of Institutional Shares to the Multiple Class Plan	(59)

15	Copy of Class R Shares Exhibit to Multiple Class Plan revised 6/1/13	(69)

16	Copy of Class A Shares Exhibit to Multiple Class Plan revised 3/1/15	(78)

17	Copy of Class F Shares Exhibit to Multiple Class Plan revised 3/1/15	(78)

18	Copy of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares Exhibits to the Multiple Class Plan revised 9/1/15	(82)

19	Copy of Class R Shares and Institutional Shares Exhibits to the Multiple Class Plan, revised 12/1/15	(+)

20	Copy of Class A Shares, Class B Shares, Class C Shares and Class F Shares Exhibits to the Multiple Class Plan, revised 12/31/15	(+)

(o)

1	Conformed copy of Power of Attorney of the Registrant	(12)

2	Conformed copy of Power of Attorney of Chief Investment Officer of the Registrant	(13)

3	Conformed copy of Power of Attorney of Trustees of the Registrant	(13)

4	Conformed copy of Power of Attorney of Chief Financial Officer of the Registrant	(23)

5	Conformed copy of Power of Attorney of Trustee of the Registrant	(23)

6	Conformed copy of Power of Attorney of Trustee of the Registrant	(24)

7	Conformed copy of Power of Attorney of Trustee of the Registrant R. James Nicholson	(35)

8	Conformed copy of Power of Attorney of Trustee of the Registrant Maureen Lally-Green	(42)

9	Conformed copy of Power of Attorney of Trustee of the Registrant Lori A. Hensler	(65)

10	Conformed copy of Power of Attorney of Trustee John T. Collins, dated October 28, 2013	(70)

11	Conformed copy of Power of Attorney of Trustee P. Jerome Richey, dated October 28, 2013	(70)

12	Conformed copy of Power of Attorney of Trustee G. Thomas Hough, dated August 11, 2015	(81)

(p)

	Items 23 (p) (i) and (p) (ii) superseded by Item 23 (p) 1

1	Federated Investors, Inc. Code of Ethics for Access Persons, effective 1/1/2005, as revised 1/26/2005 and 8/19/2005.	(39)

2	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons Effective 10/01/2008	(40)

3	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons Effective 09/01/2010	(48)

4	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons Effective 12/06/2010	(52)

5	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons Effective 09/30/2012	(65)

+	Exhibit is being filed electronically with registration statement; indicate by footnote

	ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-3164 and 811-4577)

4	PEA No. 11 filed June 25, 1991

6	PEA No. 15 filed April 30, 1993

8	PEA No. 20 filed June 7, 1994

10	PEA No. 24 filed June 23, 1995

11	PEA No. 30 filed June 29, 1998

12	PEA No. 32 filed August 26, 1999

13	PEA No. 35 filed June 26, 2002

14	PEA No. 39 filed May 29, 2003

15	PEA No. 40 filed June 30, 2004

16	PEA No. 42 filed January 30, 2004

17	PEA No. 43 filed March 31, 2004

20	PEA No. 49 filed October 15, 2004

21	PEA No. 54 filed June 28, 2005

22	PEA No. 55 filed November 23, 2005

23	PEA No. 57 filed January 26, 2006

24	PEA No. 59 filed June 7, 2006

25	PEA No. 60 filed August 1, 2006

26	PEA No. 64 filed October 18, 2006

27	PEA No. 65 filed November 16, 2006

28	PEA NO. 66 filed December 28, 2006

29	PEA No. 68 filed January 30, 2007

30	PEA No. 69 filed May 29, 2007

31	PEA No. 71 filed June 28, 2007

32	PEA No. 72 filed October 22, 2007

33	PEA No. 74 filed December 28, 2007

34	PEA No. 75 filed January 28, 2008

35	PEA No. 76 filed May 29, 2008

36	PEA No. 77 filed June 27, 2008

37	PEA No. 79 filed September 11, 2008

38	PEA No. 80 filed December 29, 2008

39	PEA No. 81 filed January 29, 2009

40	PEA No. 82 filed May 29, 2009

41	PEA No. 83 filed June 26, 2009

42	PEA No. 84 filed October 30, 2009

43	PEA No. 85 filed December 1, 2009

44	PEA No. 87 filed December 31, 2009

45	PEA No. 88 filed January 28, 2010

46	PEA No. 89 filed May 25, 2010

47	PEA No. 90 filed June 28, 2010

48	PEA No 91 filed September 15, 2010

49	PEA No 92 filed September 21, 2010

50	PEA No 93 filed November 24, 2010

51	PEA No. 94 filed December 29, 2010

52	PEA No. 97 filed February 23, 2011

53	PEA No. 99 filed May 27, 2011

54	PEA No. 101 filed June 27, 2011

55	PEA No. 102 filed July 1, 2011

56	PEA No. 105 filed November 29, 2011

57	PEA No. 107 filed December 28, 2011

58	PEA No. 109 filed January 27, 2012

59	PEA No. 111 filed March 26, 2012

60	PEA No. 113 filed May 25, 2012

61	PEA No. 115 filed June 26, 2012

62	PEA No. 117 filed November 27, 2012

63	PEA No. 119 filed December 28, 2012

64	PEA No. 121 filed January 25, 2013

65	PEA No. 123 filed March 18, 2013

66	PEA No. 124 filed May 29, 2013

67	PEA No. 126 filed June 25, 2013

68	PEA No. 127 filed June 27, 2013

69	PEA No. 131 filed September 6, 2013

70	PEA No. 133 filed November 18, 2013

71	PEA No. 134 filed November 26, 2013

72	PEA No. 136 filed December 26, 2013

73	PEA NO. 138 filed on January 28, 2014

74	PEA No. 140 filed May 29, 2014

75	PEA No. 142 filed June 26, 2014

76	PEA No. 144 filed December 29, 2014

77	PEA No. 146 filed January 28, 2015

78	PEA No. 148 filed May 28, 2015

79	PEA No. 150 filed June 24, 2015

80	PEA No. 152 filed August 7, 2015

81	PEA No. 153 filed October 21,2015

82	PEA No. 155 filed November 25, 2015

83	PEA No. 157 filed December 29, 2015

Item 29 Persons Controlled by or Under Common Control with the Fund:

None

Item 30 Indemnification

(4)

Item 31 Business and Other Connections of Investment Adviser: Federated Equity Management Company of Pennsylvania

For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under “Who Manages and Provides Services to the Fund?” The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

The Officers of the Investment Adviser are:

Chairman	J. Christopher Donahue

President/ Chief Executive Officer:	John B. Fisher

Executive Vice President	Stephen F. Auth

Senior Vice Presidents:	Walter Bean Michael Dieschbourg Linda A. Duessel Anne H. Kruczek Dana L. Meissner John L. Nichol Daniel Peris

Vice Presidents:	Deborah D. Bickerstaff Linda Bakhshian P. Ryan Bend G. Andrew Bonnewell Jared Hoff Chad Hudson

Assistant Vice Presidents:	Damian McIntyre Keith Michaud Ian Miller

Secretary:	G. Andrew Bonnewell

Treasurer:	Thomas R. Donahue

Assistant Treasurers:	Jeremy Boughton Richard A. Novak

Chief Compliance Officer:	Stephen Van Meter

Item 31 Business and Other Connections of Investment Adviser: Federated Investment Management Company

For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and four of the Officers of the Investment Adviser are included in Part B of this Registration Statement under “Who Manages and Provides Services to the Fund?” The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

The Officers of the Investment Adviser are:

Chairman	J. Christopher Donahue

President/ Chief Executive Officer:	John B. Fisher

Executive Vice Presidents:	Deborah A. Cunningham Robert J. Ostrowski

Senior Vice Presidents:

Todd Abraham

J. Scott Albrecht

Randall S. Bauer

Jonathan C. Conley

Mark E. Durbiano

Donald T. Ellenberger

Eamonn G. Folan

Richard J. Gallo

John T. Gentry

Susan R. Hill

William R. Jamison

Jeffrey A. Kozemchak

Anne H. Kruczek

Marian R. Marinack

Mary Jo Ochson

Jeffrey A. Petro

Ihab Salib

Michael W. Sirianni, Jr.

Paige Wilhelm

Vice Presidents:	G. Andrew Bonnewell Hanan Callas Jerome Conner James R. Crea, Jr. Lee R. Cunningham, II B. Anthony Delserone, Jr. Ruggero deRossi Jason DeVito Bryan Dingle William Ehling Ann Ferentino

Kathryn P. Glass

James L. Grant

Patricia L. Heagy

Nathan H. Kehm

John C. Kerber

J. Andrew Kirschler

Allen J. Knizner

Tracey Lusk

Karen Manna

Christopher McGinley

Keith E. Michaud

Karl Mocharko

Joseph A. Mycka

Gene Neavin

Bob Nolte

Liam O’Connell

Mary Kay Pavuk

John Polinski

Gree Purinton

Rae Ann Rice

Brian Ruffner

Thomas C. Scherr

John Sidawi

Kyle Stewart

Mary Ellen Tesla

Timothy G. Trebilcock

Nicholas S. Tripodes

Anthony A. Venturino

Stephen J. Wagner

Mark Weiss

George B. Wright

Christopher Wu

Assistant Vice Presidents:

John Badeer

Christopher Bodamer

David B. Catalane

Leslie Ciferno

Gregory V. Czamara

Timothy Gannon

Daniel J. Mastalski

Robert J. Matthews

Nick Navari

John W. Scullion

Patrick J. Strollo III

Anthony Venturino

Secretary:	G. Andrew Bonnewell

Treasurer:	Thomas R. Donahue

Assistant Treasurers:	Jeremy D. Boughton Richard A. Novak

Chief Compliance Officer:	Stephen Van Meter

Item 32 Principal Underwriters:

(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:

Cash Trust Series, Inc.

Federated Adjustable Rate Securities Fund

Federated Core Trust

Federated Core Trust II, L.P.

Federated Core Trust III

Federated Equity Funds

Federated Equity Income Fund, Inc.

Federated Fixed Income Securities, Inc.

Federated Global Allocation Fund

Federated Government Income Securities, Inc.

Federated Government Income Trust

Federated High Income Bond Fund, Inc.

Federated High Yield Trust

Federated Income Securities Trust

Federated Index Trust

Federated Institutional Trust

Federated Insurance Series

Federated International Series, Inc.

Federated Investment Series Funds, Inc.

Federated Managed Pool Series

Federated MDT Series

Federated MDT Stock Trust

Federated Municipal Securities Fund, Inc.

Federated Municipal Securities Income Trust

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.

Federated U.S. Government Securities Fund: 1-3 Years

Federated U.S. Government Securities Fund: 2-5 Years

Federated World Investment Series, Inc.

Intermediate Municipal Trust

Edward Jones Money Market Fund

Money Market Obligations Trust

(b)

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Chairman:	Richard B. Fisher	Vice President

Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue

President and Director:	Thomas E. Territ

Vice President and Director:	Peter J. Germain

Director:	Denis McAuley III

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice Presidents:	Michael Bappert Peter W. Eisenbrandt Solon A. Person, IV Colin B. Starks Paul Uhlman

Senior Vice Presidents:	Irving Anderson Jack Bohnet Bryan Burke Scott J. Charlton Charles L. Davis Michael T. diMarsico

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant

Theodore Fadool, Jr.

James Getz

Dayna C. Haferkamp

Vincent L. Harper, Jr.

Bruce E. Hastings

James M. Heaton

Donald Jacobson

Harry J. Kennedy

Michael Koenig

Anne H. Kruczek

Jane E. Lambesis

Michael Liss

Diane Marzula

Amy Michaliszyn

Richard C. Mihm

Vincent T. Morrow

Alec H. Neilly

Becky Nelson

Keith Nixon

Brian S. Ronayne

Tom Schinabeck

John Staley

Robert F. Tousignant

Jerome R. Tuskan

William C. Tustin

Michael Wolff

Paul Zuber

Vice Presidents:

Catherine M. Applegate

Robert W. Bauman

Marc Benacci

Christopher D. Berg

Dan Berry

Bill Boarts

Edward R. Bozek

Edwin J. Brooks, III

Thomas R. Brown

Mark Carroll

Dan Casey

Steven R. Cohen

James Conely

Stephen J. Costlow

Mary Ellen Coyne

Kevin J. Crenny

Stephen P. Cronin

Jack C. Ebenreiter

Timothy Franklin

Peter Germain

David D.Gregoire

Scott Gundersen

Michael L. Guzzi

Raymond J. Hanley

Scott A. Holick

Robert Hurbanek

Jeffrey S. Jones

Todd Jones

Scott D. Kavanagh

Patrick Kelly

Nicholas R. Kemerer

Shawn E. Knudson

Ed Koontz

Crystal C. Kwok

Jerry L. Landrum

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant

Hans W. Lange, Jr.

Joseph R. Lantz

David M. Larrick

John P. Lieker

Jonathan Lipinski

Paul J. Magan

Margaret M. Magrish

Michael R. Manning

Meghan McAndrew

Martin J. McCaffrey

Brian McInis

Kyle Morgan

John C. Mosko

Doris T. Muller

Ted Noethling

John A. O’Neill

James E. Ostrowski

Stephen Otto

Mark Patsy

Rich Paulson

Marcus Persichetti

Chris Prado

Sean Quirk

Josh Rasmussen

Richard A. Recker

Diane M. Robinson

Timothy A. Rosewicz

Matt Ryan

Eduardo G. Sanchez

Peter Siconolfi

Biran J. Sliney

Justin Slomkowski

Bradley Smith

Edward L. Smith

John R. Stanley

Mark Strubel

Jonathen Sullivan

Christie Teachman

Cynthia M. Tomczak

Michael Vahl

David Wasik

G. Walter Whalen

Stephen White

Lewis Williams

Theodore Williams

Littell L. Wilson

Edward J. Wojnarowski

Daniel Wroble

Erik Zettlemayer

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Assistant Vice Presidents:	Debbie Adams-Marshall Kenneth C. Baber Raisa E. Barkaloff Chris Jackson Jaimie A. Kosanovich Stephen R. Massey Carol McEvoy McCool John K. Murray Carol Anne Sheppard Laura Vickerman James Wagner

Secretary:	Kary A. Moore

Assistant Secretary	Edward C. Bartley

George F. Magera

Treasurer:	Richard A. Novak

Assistant Treasurer:	Jeremy D. Boughton

Chief Compliance Officer:	Stephen Van Meter

(c)	Not Applicable

Item 33 Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder and those records required to be maintained by the Adviser with respect to the Registrant in accordance with CFTC regulations are maintained at one of the following locations:

Registrant	Federated Investors Funds 4000 Ericsson Drive Warrendale, PA 15086-7561 (Notices should be sent to the Agent for Service at above address)

Federated Administrative Services (“Administrator”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

Federated Investment Management Company (Adviser to Federated Floating Rate Strategic Income Fund, Federated Fund for U.S. Government Securities, Federated Intermediate Corporate Bond Fund, Federated Real Return Bond Fund, Federated Unconstrained Bond Fund, Federated Short-Term Income Fund and Federated Enhanced Treasury Income Fund)

(“Adviser”)

Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

Federated Equity Management Company of Pennsylvania (Adviser to Federated Capital Income Fund, Federated Muni and Stock Advantage Fund and Federated Prudent DollarBear Fund) (“Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

Federated Investment Management Company (Sub-Adviser to Federated Capital Income Fund, Federated Muni and Stock Advantage Fund and Federated Prudent DollarBear Fund) (“Sub-Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

State Street Bank and Trust Company (“Transfer Agent, Dividend Disbursing Agent” and “Custodian”)	P.O. Box 8600 Boston, MA 02266-8600

The Bank of New York Mellon (“Custodian” for Federated Enhanced Treasury Income Fund only)	One Wall Street New York, NY 10286

Item 34 Management Services: Not applicable.

Item 35 Undertakings:

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Federated Income Securities Trust, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 28th day of January, 2016.

FEDERATED INCOME SECURITIES TRUST

BY:   /s/ Kary A. Moore, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ Kary A. Moore	Attorney In Fact For the Persons Listed Below	January 28, 2016
Assistant Secretary

John F. Donahue *	Trustee

J. Christopher Donahue *	President and Trustee (Principal Executive Officer)

Lori A. Hensler*	Treasurer (Principal Financial Officer)

John T. Collins*	Trustee

G. Thomas Hough*	Trustee

Maureen Lally-Green*	Trustee

Peter E. Madden*	Trustee

Charles F. Mansfield, Jr.*	Trustee

Thomas O’Neill*	Trustee

P. Jerome Richey*	Trustee

John S. Walsh*	Trustee

*By Power of Attorney